SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              TEMPLETON FUNDS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:














[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                             TEMPLETON FUNDS, INC.
                             Templeton World Fund
                            Templeton Foreign Fund

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders scheduled for December 15, 2003 at 10:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton World Fund and Templeton Foreign Fund (each, a "Fund," and together, the "Funds"), each a series of Templeton Funds, Inc. (the "Company"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Company may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.


[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                             TEMPLETON FUNDS, INC.
                             Templeton World Fund
                            Templeton Foreign Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders (the "Meeting") of Templeton Funds, Inc. (the "Company"), will be held at the Company's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on December 15, 2003 at 10:00 a.m. Eastern time.

   During the Meeting, shareholders of Templeton World Fund and Templeton Foreign Fund (each, a "Fund," and together, the "Funds"), each a series of the Company, will vote on the following Proposals and Sub-Proposals:
   1. To elect a Board of Directors of the Company.
   2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust.
   3. To approve amendments to certain of each Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):
     (a) To amend each Fund's fundamental investment restriction regarding diversification of investments.
     (b) To amend each Fund's fundamental investment restriction regarding investments in real estate.
     (c) To amend each Fund's fundamental investment restriction regarding investments in commodities.
     (d) To amend each Fund's fundamental investment restriction regarding underwriting.
     (e) To amend each Fund's fundamental investment restriction regarding issuing senior securities.
     (f) To amend each Fund's fundamental investment restriction regarding lending.
     (g) To amend each Fund's fundamental investment restriction regarding borrowing.
     (h) To amend each Fund's fundamental investment restriction regarding industry concentration.
   4. To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

                               By Order of the Board of Directors,

                               Barbara J. Green
                               Secretary

October 31, 2003


                             TEMPLETON FUNDS, INC.
                             Templeton World Fund
                            Templeton Foreign Fund

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
  Information About Voting...............................................   1
  Proposal 1:  To Elect a Board of Directors of the Company..............   2
  Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Company from a
            Maryland Corporation to a Delaware Statutory Trust...........  16
  Introduction to Proposals 3 and 4......................................  22
  Proposal 3:  To Approve Amendments to Certain of each Fund's
            Fundamental Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3h).......................  24
     Sub-Proposal 3a: To amend each Fund's fundamental investment restriction regarding diversification of investments...  24
     Sub-Proposal 3b: To amend each Fund's fundamental investment restriction regarding investments in real estate.......  26
     Sub-Proposal 3c: To amend each Fund's fundamental investment restriction regarding investments in commodities.......  27
     Sub-Proposal 3d: To amend each Fund's fundamental investment restriction regarding underwriting.....................  28
     Sub-Proposal 3e: To amend each Fund's fundamental investment restriction regarding issuing senior securities........  29
     Sub-Proposal 3f: To amend each Fund's fundamental investment restriction regarding lending..........................  31
     Sub-Proposal 3g: To amend each Fund's fundamental investment restriction regarding borrowing........................  33
     Sub-Proposal 3h: To amend each Fund's fundamental investment restriction regarding industry concentration...........  34
  Proposal 4:  To Approve the Elimination of Certain of each Fund's
            Fundamental Investment Policies and Restrictions.............  35
  Additional Information About the Funds.................................  42
  Audit Committee........................................................  44
  Further Information About Voting and the Meeting.......................  46

  EXHIBITS

  Exhibit A--Form of Agreement and Plan of Reorganization between
           Templeton Funds, Inc. (a Maryland corporation) and Templeton
           Funds Trust (a Delaware statutory trust)...................... A-1
  Exhibit B--A Comparison of Governing Documents and State Law........... B-1
  Exhibit C--Fundamental Investment Policies and Restrictions Proposed to
           be Amended or Eliminated...................................... C-1


                             TEMPLETON FUNDS, INC.
                             Templeton World Fund
                            Templeton Foreign Fund

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Funds, Inc. (the "Company"), on behalf of its two series, Templeton World Fund and Templeton Foreign Fund (each, a "Fund" and together, the "Funds"), in connection with the Special Meeting of Shareholders of the Company to be held on December 15, 2003 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on September 17, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of each Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting with respect to that Fund. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about October 31, 2003.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect a Board of Directors of the Company;

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust;

    3. To approve amendments to certain of each Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

    4. To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

  How do the Directors recommend that I vote?

   The Directors unanimously recommend that you vote:

    1. FOR the election of all nominees as Directors of the Company;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust;

    3. FOR the approval of each of the proposed amendments to certain of each Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of each Fund's fundamental investment policies and restrictions.


  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Directors of the Company (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust (Proposal
2); FOR the approval of each of the proposed amendments to certain of each Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of each Fund's fundamental investment policies and restrictions (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Company that is received by the Company at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will have to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..  THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF DIRECTORS OF THE COMPANY

  How are nominees selected?

   The Board of Directors of the Company (the "Board" or the "Directors") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman) and Gordon S. Macklin, neither of whom is an "interested person" of the Company as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"). Directors who are not interested persons of

                                      2


the Company are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination of candidates to serve as Directors of the Company. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Company's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Who are the nominees?

   All of the nominees, except Frank J. Crothers, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos, are currently members of the Board. The term of each nominee is for one year and until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation or removal. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds"). Among these nominees, Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" for purposes of the 1940 Act. Directors who are "interested persons" are referred to as the "Interested Directors."

   Certain Directors of the Company hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 18.14% and 15.47%, respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Company, and Rupert H. Johnson, Jr., Director and Vice President of the Company, are brothers. There are no other family relationships among any of the nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

                                      3


   Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Company, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee.

Nominees for Independent Director:

                                                             Number of
                                                           Portfolios in
                                                             Franklin
                                                             Templeton
                                                            Investments
                                                           Fund Complex
                                          Length of Time    Overseen by
Name, Age and Address          Position       Served         Director*     Other Directorships Held
----------------------------------------------------------------------------------------------------
Harris J. Ashton (71)          Director     Since 1992          142        Director, Bar-S Foods
 500 East Broward Blvd.                                                    (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------
Frank J. Crothers (59)         Nominee         Not               19                 None
 500 East Broward Blvd.                     Applicable
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Chairman, Ventures Resources Corporation (Vice
Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo
Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002);
and director of various other business and nonprofit organizations.
----------------------------------------------------------------------------------------------------
S. Joseph Fortunato (71)       Director     Since 1992          143                 None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------

                                      4


                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                     Length of Time    Overseen by
Name, Age and Address     Position       Served         Director*       Other Directorships Held
-----------------------------------------------------------------------------------------------------
Edith E. Holiday (51)     Nominee         Not              94         Director, Amerada Hess
 500 East Broward Blvd.                Applicable                     Corporation (exploration
 Suite 2100                                                           and refining of oil and gas);
 Fort Lauderdale, FL                                                  Beverly Enterprises, Inc.
 33394-3091                                                           (health care); H.J. Heinz
                                                                      Company (processed foods
                                                                      and allied products); RTI
                                                                      International Metals, Inc.
                                                                      (manufacture and
                                                                      distribution of titanium);
                                                                      and Canadian National
                                                                      Railway (railroad).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury
Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and
Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)     Director     Since 1990          21                     None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director or Trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------

                                      5


                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                     Length of Time    Overseen by
Name, Age and Address     Position       Served         Director*      Other Directorships Held
-------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)    Director     Since 1993          142        Director, White Mountains
 500 East Broward Blvd.                                               Insurance Group, Ltd.
 Suite 2100                                                           (holding company); Martek
 Fort Lauderdale, FL                                                  Biosciences Corporation;
 33394-3091                                                           MedImmune, Inc.
                                                                      (biotechnology);
                                                                      Overstock.com (Internet
                                                                      services); and Spacehab,
                                                                      Inc. (aerospace services);
                                                                      and formerly, Director,
                                                                      MCI Communication
                                                                      Corporation (subsequently
                                                                      known as MCI WorldCom,
                                                                      Inc. and WorldCom, Inc.)
                                                                      (communications services)
                                                                      (1988-2002).
Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly,
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc.
(1970-1987).
-------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)     Director     Since 1990           28                   None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; manager of personal investments (1978-
present); and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-
1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal
Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------

                                      6


                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                     Length of Time    Overseen by
Name, Age and Address     Position       Served         Director*       Other Directorships Held
----------------------------------------------------------------------------------------------------
Frank A. Olson (71)       Nominee         Not              19         Director, Becton,
 500 East Broward Blvd.                Applicable                     Dickinson and Co.
 Suite 2100                                                           (medical technology);
 Fort Lauderdale, FL                                                  White Mountains Insurance
 33394-3091                                                           Group Ltd. (holding
                                                                      company); and Amerada
                                                                      Hess Corporation
                                                                      (exploration and refining of
                                                                      oil and gas).

Principal Occupation During Past 5 Years:
Chairman of the Board, The Hertz Corporation (car rental)(since 1980) (Chief Executive Officer 1977-
1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
----------------------------------------------------------------------------------------------------
Constantine D.            Nominee         Not              19                     None
 Tseretopoulos (49)                    Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident,
Greater Baltimore Medical Center (1982-1985).
----------------------------------------------------------------------------------------------------

                                      7


Nominees for Interested Director:
                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                               Length of      Overseen by
Name, Age and Address            Position     Time Served      Director*      Other Directorships Held
----------------------------------------------------------------------------------------------------------
**Nicholas F. Brady (73)         Director      Since 1993          21       Director, Amerada Hess
    500 East Broward Blvd.                                                  Corporation (exploration and
    Suite 2100                                                              refining of oil and gas); C2,
    Fort Lauderdale, FL                                                     Inc. (operating and
    33394-3091                                                              investment business); and
                                                                            formerly, Director, H.J.
                                                                            Heinz Company (processed
                                                                            foods and allied products)
                                                                            (1987-1988; 1993-2003).

Principal Occupation During Past 5 Years:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby
Technology Ventures Group, LLC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd. and Franklin Templeton Investment Fund; and formerly, Chairman, Templeton Emerging
Markets Investment Trust PLC (until 2003); Secretary of the United States Department of the Treasury
(1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and
U.S. Senator, New Jersey (April 1982-December 1982).
----------------------------------------------------------------------------------------------------------
**Charles B. Johnson (70)       Chairman of   Chairman of         142                   None
    One Franklin Parkway        the Board,   the Board and
    San Mateo, CA                Director    Director since
    94403-1906                   and Vice       1995 and
                                 President   Vice President
                                               since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust
Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------
**Rupert H. Johnson, Jr. (63)    Director    Director since       125                   None
   One Franklin Parkway          and Vice    1992 and Vice
   San Mateo, CA                 President     President
   94403-1906                                  since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President
and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin
Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------

                                      8


* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are
   "interested persons" of the Company as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Company due to their position as officers and directors and major shareholders of Resources, which is the parent company of the Funds' investment manager and distributor, and their positions with the Company. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Directors.

                                      9


   The following tables provide the dollar range of the equity securities of the Funds and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the nominees, as of September 30, 2003.

Independent Nominees:

                                                 Aggregate Dollar Range of
                                               Equity Securities in all Funds
                                                Overseen by the Director in
                       Dollar Range of Equity      the Franklin Templeton
   Name of Director    Securities in each Fund    Investments Fund Complex
   --------------------------------------------------------------------------
   Harris J. Ashton...  Templeton World Fund           Over $100,000
                         $50,001--$100,000
                       Templeton Foreign Fund
                         $50,001--$100,000
   Frank J. Crothers..          None                   Over $100,000
   S. Joseph Fortunato Templeton Foreign Fund          Over $100,000
                           Over $100,000
   Edith E. Holiday...  Templeton World Fund           Over $100,000
                            $1--$10,000
                       Templeton Foreign Fund
                          $10,001--$50,000
   Betty P. Krahmer...  Templeton World Fund           Over $100,000
                           Over $100,000
                       Templeton Foreign Fund
                           Over $100,000
   Gordon S. Macklin..          None                   Over $100,000
   Fred R. Millsaps...          None                   Over $100,000
   Frank A. Olson.....          None                   Over $100,000
   Constantine D.
     Tseretopoulos....  Templeton World Fund           Over $100,000
                         $50,001--$100,000
                       Templeton Foreign Fund
                           Over $100,000

                                      10


Interested Nominees:

                                                  Aggregate Dollar Range of
                                                Equity Securities in all Funds
                                                 Overseen by the Director in
                        Dollar Range of Equity      the Franklin Templeton
 Name of Director       Securities in each Fund    Investments Fund Complex
 -----------------------------------------------------------------------------
 Nicholas F. Brady.....          None                   Over $100,000
 Charles B. Johnson.... Templeton Foreign Fund          Over $100,000
                           $10,001--$50,000
 Rupert H. Johnson, Jr.  Templeton World Fund           Over $100,000
                          $50,001--$100,000
                        Templeton Foreign Fund
                            Over $100,000

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Company's business and to ensure that the Funds are operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Funds and the Funds' investment performance. The Directors also oversee the services furnished to each Fund by Templeton Global Advisors Limited, each Fund's investment manager ("TGAL" or the "Investment Manager"), and various other service providers. The Company currently pays the Independent Directors and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per Board meeting attended. Directors serving on the Audit Committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

   Certain Directors and officers of the Company are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Company expenses.

                                      11


   The table below indicates the total fees paid to Directors by the Company individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Company's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

                                                                Number of
                                                              Boards within
                                                                Franklin
                                                                Templeton
                                           Total Compensation  Investments
                                             from Franklin    Fund Complex
                             Aggregate         Templeton        on which
                           Compensation       Investments       Director
    Name of Director     from the Company*   Fund Complex**     Serves***
    -----------------------------------------------------------------------
    Harris J. Ashton....      $32,739           $372,100           46
    Nicholas F. Brady...       32,739            140,500           15
    Frank J. Crothers...            0            100,000           12
    S. Joseph Fortunato.       32,739            372,941           47
    Andrew H. Hines, Jr.       35,136            209,500           17
    Edith E. Holiday....            0            273,635           29
    Betty P. Krahmer....       32,739            142,500           15
    Gordon S. Macklin...       32,739            363,512           46
    Fred R. Millsaps....       35,136            219,500           17
    Frank A. Olson......            0                  0           12
    Constantine D.
      Tseretopoulos.....            0            102,500           12

--------
*  Compensation received for the fiscal year ended August 31, 2003.
** Compensation received for the calendar year ended December 31, 2002.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 51 registered investment companies, with approximately 149 U.S. based funds or series.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998 this policy was

                                      12


formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Company?

   Officers of the Company are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Company, and principal occupations during the past five years.

Name, Age and Address                             Position                    Length of Time Served
----------------------------------------------------------------------------------------------------------
Charles B. Johnson                     Chairman of the Board, Director      Chairman of the Board and
                                             and Vice President             Director since 1995 and
                                                                            Vice President since 1992
Please refer to the table "Nominees for Interested Director" for additional information about Mr. Charles
B. Johnson.
----------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.                   Director and Vice President        Director since 1992 and
                                                                            Vice President since 1996
Please refer to the table "Nominees for Interested Director" for additional information about Mr. Rupert
H. Johnson, Jr.
----------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)                 President and Chief Executive       President since 2001 and
 P.O. Box N-7759                             Officer--Investment            Chief Executive Officer--
  Lyford Cay                                     Management                 Investment Management
  Nassau, Bahamas                                                           since 2002

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment
Research (until 1989).
----------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)                  Senior Vice President and Chief             Since 2002
 500 East Broward Blvd.                Executive Officer--Finance and
  Suite 2100                                   Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and
officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------

                                      13


   Name, Age and Address                            Position                  Length of Time Served
   -----------------------------------------------------------------------------------------------------------
   Harmon E. Burns (58)                          Vice President                    Since 1996
    One Franklin Parkway
    San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
   President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin
   Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
   -----------------------------------------------------------------------------------------------------------
   Martin L. Flanagan (43)                       Vice President                    Since 1990
    One Franklin Parkway
    San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual
   Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
   Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
   President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory
   Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
   Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
   -----------------------------------------------------------------------------------------------------------
   John R. Kay (63)                              Vice President                    Since 1994
    500 East Broward Blvd.
    Suite 2100
    Fort Lauderdale, FL 33394-3091

   Principal Occupation During Past 5 Years:
   Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors,
   Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
   Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
   -----------------------------------------------------------------------------------------------------------
   Murray L. Simpson (66)                      Vice President and                  Since 2000
    One Franklin Parkway                       Assistant Secretary
    San Mateo, CA 94403-1906

   Principal Occupation During Past 5 Years:
   Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing
   Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton
   Asset Management Ltd. (until 1999).
   -----------------------------------------------------------------------------------------------------------

                                      14


Name, Age and Address                           Position                   Length of Time Served
--------------------------------------------------------------------------------------------------------
Barbara J. Green (55)                 Vice President and Secretary       Vice President since 2000
 One Franklin Parkway                                                    and Secretary since 1996
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior
Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory
Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin
Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/ Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial
Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------
David P. Goss (56)                         Vice President and                   Since 2000
 One Franklin Parkway                     Assistant Secretary
 San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of
Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments;
and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------
Michael O. Magdol (66)                    Vice President--AML                   Since 2002
 600 Fifth Avenue                              Compliance
 Rockefeller Center
 New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director,
FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
Bruce S. Rosenberg (41)                   Treasurer and Chief            Treasurer since 2000 and
 500 East Broward Blvd.                    Financial Officer             Chief Financial Officer
 Suite 2100                                                              since 2002
 Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------

                                      15


PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE COMPANY FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

   The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit A, that would change the state of organization of the Company. This proposed change calls for the reorganization of the Company from a Maryland corporation into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Company in the form of a new Delaware statutory trust, named "Templeton Funds Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have two series that correspond to the Funds, also named "Templeton World Fund" (referred to throughout this proxy statement as "DE World Fund") and "Templeton Foreign Fund" (referred to throughout this proxy statement as "DE Foreign Fund" and, with DE World Fund, each referred to throughout this proxy statement as a "DE Fund" and together, the "DE Funds").

  What will the Reorganization mean for the Funds and their shareholders?

   If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goal, policies and restrictions as the corresponding Funds (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Company, and would operate the DE Funds in essentially the same manner as it previously operated the Funds. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in a Fund would not change.

  Why are the Directors recommending approval of the Plan and the Reorganization?

   The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For

                                      16


example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

  How do the Maryland corporation law and the Company's governing documents compare to the Delaware statutory trust law and the DE Trust's governing documents?

   The following summary compares certain rights and characteristics of the shares of the Company to shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Maryland corporation law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Company and the DE Trust, attached as Exhibit B to this proxy statement, which is entitled "A Comparison of Governing Documents and State Law."

   Reorganizing the Company from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Company and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Trust, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike the Maryland corporation law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

   The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Company's Charter and By-Laws, and thus should lead to enhanced flexibility in management and administration as compared to its current

                                      17


operation as a Maryland corporation. As a Delaware statutory trust, the DE Trust should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

   Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   Shares of the DE Trust and the Company each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Company provide for noncumulative voting in the election of their Trustees/Directors. The DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Trust Board, or shall be called by the president or any vice-president of the DE Trust at the request of shareholders holding not less than 10% of the DE Trust's shares, provided that the shareholders requesting such meeting shall have paid the DE Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Company and the DE Trust each provide certain inspection rights to its shareholders, at least to the extent required by applicable law.

   While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Company, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution, and differ in the proportion of shares required to vote on certain matters.

   Under the Maryland corporation law, the shareholders of the Company are not subject to any personal liability for any claims against, or liabilities of, the Company solely by reason of being or having been a shareholder of the Company.

                                      18


Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

  What are the procedures and consequences of the Reorganization?

   Upon completion of the Reorganization, the DE Trust will continue the business of the Company and each DE Fund will have the same investment goal and policies as those of the corresponding Fund existing on the date of the Reorganization, and will hold the same portfolio of securities previously held by its corresponding Fund. Each DE Fund will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of its corresponding Fund. As the successor to the Company's operations, the DE Trust will adopt the Company's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

   The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. To accomplish the Reorganization, the Plan provides that the Company, on behalf of each Fund, will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Company, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Company will be dissolved and will cease its existence.

   The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of each Fund, or if the Directors abandon the Reorganization, the Company will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed in 2004.

  What effect will the Reorganization have on the current investment management agreement?

   As a result of the Reorganization, each DE Fund will be subject to a new investment management agreement between the DE Trust, on behalf of each DE

                                      19


Fund, and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Company on behalf of each Fund.

  What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

   The DE Trust, on behalf of the DE Funds, will enter into an agreement with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing and shareholder services that is substantially identical to the agreement currently in place for the Company on behalf of the Funds. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Funds under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Funds.

   As of the effective date of the Reorganization, each DE Fund will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

  What is the effect of shareholder approval of the Plan?

   Under the 1940 Act, the shareholders of a mutual fund must elect directors and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Company is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of (1) the election of the Directors of the Company who are in office at the time of the Reorganization as trustees of the DE Trust (note that "directors" of a Delaware statutory trust are referred to as "trustees"); and (2) a new investment management agreement between the DE Trust, on behalf of each DE Fund, and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Company, on behalf of each Fund.

   Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Company, on behalf of each Fund, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified

                                      20


above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Trust?

   The DE Trust was formed as a Delaware statutory trust on October 20, 2003 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have two series, DE World Fund and DE Foreign Fund, each with an unlimited number of shares of beneficial interest without par value. The shares of DE World Fund will be allocated into three classes to correspond to the current three classes of shares of Templeton World Fund, and the shares of DE Foreign Fund will be allocated into five classes to correspond to the current five classes of shares of Templeton Foreign Fund.

   As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, freely transferable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Company.

  Who will bear the expenses of the Reorganization?

   Since the Reorganization will benefit the Funds and their shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the Company, whether or not the Reorganization is approved by shareholders.

  Are there any tax consequences for shareholders?

   The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Company, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the DE Trust or their shareholders.

   As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign jurisdiction treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the Fund may be required to pay taxes on any capital gains arising from the "sale"

                                      21


of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent a Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. However, neither Fund believes that it will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.

  What if I choose to sell my shares at any time?

   A request to sell shares of a Fund that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

  What is the effect of my voting "For" the Plan?

   By voting "FOR" the Plan, you will be agreeing to become a shareholder of a series of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for your corresponding Fund.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

   Each Fund is subject to a number of fundamental investment policies and restrictions that (1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment policies and restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of each Fund's fundamental investment policies and restrictions principally to (1) update those current investment policies and restrictions that are more restrictive than is required under the federal securities laws; and (2) conform each Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law,

                                      22


as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"); and (3) eliminate those fundamental investment policies that are not required by the federal securities laws to be fundamental.

   After the Company was organized as a Maryland corporation in 1977, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, each Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all. In addition, each Fund has certain investment policies that have historically been treated as fundamental. These investment policies are not required by the 1940 Act to be fundamental. The elimination of these fundamental investment policies would provide each Fund with greater investment flexibility to meet its investment goals.

   The Board believes there are several distinct advantages to revising each Fund's fundamental investment policies and restrictions at this time. First, by reducing the total number of investment policies and restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that each Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment policies and restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage each Fund's assets in a changing investment environment will be enhanced because each Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies and restrictions. Finally, the standardized fundamental investment restrictions are expected to enable each Fund to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires each Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect either Fund's investment goal or their current principal investment strategies. Although the proposed amendments will give each Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Fund, nor does the Board anticipate that the proposed changes in fundamental investment policies and restrictions will materially change the manner in which each Fund is currently

                                      23


managed and operated. However, the Board may change or modify the way a Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies and restrictions. Should the Board in the future modify materially the way a Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF EACH FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a - 3h)

   Each Fund's existing fundamental investment policies and restrictions, together with the recommended changes to the investment policies and restrictions, are detailed in Exhibit C, which is entitled "Fundamental Investment Policies and Restrictions Proposed to be Amended or Eliminated." Shareholders of each Fund are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders of a Fund will be effective for that Fund on the later of January 1, 2004 or the date of shareholder approval. The Board of Directors recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 3a: To amend each Fund's fundamental investment restriction regarding diversification of investments.

   The 1940 Act prohibits "diversified" investment companies, like the Funds, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

  What effect will amending the current diversification restriction have on the Funds?

   Each Fund has a fundamental investment restriction prohibiting investments of more than 5% of a Fund's total assets in securities of any one company or government (other than U.S. government securities) (the "5% limitation"). In addition, each Fund has a fundamental investment restriction that prohibits a Fund from purchasing more than 10% of any class of securities of any one company, including more than 10% of that company's outstanding voting securities (the "10% limitation"). These restrictions, taken together, form each Fund's fundamental investment restriction regarding diversification of investments.

                                      24


   Each Fund's current fundamental investment restriction regarding diversification of investments is more restrictive in several respects than the requirements of the 1940 Act. First, each Fund's current diversification restriction applies the 5% and 10% limitations to 100% of a Fund's total assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, each Fund's current 5% limitation does not exclude securities of other investment companies, as permitted by the 1940 Act. Third, each Fund's current 10% limitation applies to "any class of securities of any one company, including more than 10% of that company's outstanding voting securities," while the 1940 Act only requires that the 10% limitation apply to "outstanding voting securities." Fourth, each Fund's current fundamental investment restriction applies to securities issued by "any one company" or, in the 5% limitation, "any one . . . government." The 1940 Act, however, uses the more generic phrase "any one issuer." While the staff of the SEC (the "SEC Staff") continues informally to take the position that foreign governments are "issuers" for purposes of the diversification requirement, the Board proposes to remove this reference from the proposed fundamental investment restriction regarding diversification of investments in order to retain flexibility should the SEC Staff in the future modify its position.

   In addition, the proposed fundamental investment restriction would exclude from the 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, each Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations. The Funds, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. Amending a Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order.

   The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide each Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way either Fund is managed.

                                      25


   The 5% limitation in each Fund's current fundamental investment restriction regarding diversification of investments is combined with fundamental investment policies relating to (1) the kinds of instruments in which each Fund invests in seeking to achieve its investment goal; (2) each Fund's use of temporary defensive measures; and (3) investing more than 10% of each Fund's assets in securities with a limited trading market. In addition, Templeton World Fund's 5% limitation is combined with a fundamental investment policy that it will invest at least 65% of its total assets in issuers domiciled in at least three different nations, and Templeton Foreign Fund's 5% limitation is combined with a fundamental investment policy that it may purchase certain sponsored or unsponsored depositary receipts. Each Fund is proposing to eliminate these fundamental investment policies. (See Proposal 4 below.) Similarly, the 10% limitation in each Fund's current fundamental investment restriction regarding diversification of investments is combined with a fundamental investment restriction on investing for purposes of control. Each Fund is proposing to eliminate the restriction on investing for purposes of control. (See Proposal 4 below.)

Sub-Proposal 3b: To amend each Fund's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. Each Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

  What effect will amending the current real estate restriction have on the Funds?

   The proposed restriction would permit each Fund to continue to invest in marketable securities secured by real estate or interests therein. In addition, under the proposed restriction, a Fund would be permitted to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests. The proposed restriction would also permit each Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

   Modifying each Fund's real estate restriction may increase each Fund's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent a Fund invests in developing or emerging market countries, these

                                      26


investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, a Fund will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase each Fund's ability to invest in illiquid securities. However, the Board has adopted a non-fundamental investment restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits each Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). As a result, it is not currently intended that either Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

   Each Fund's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investments in commodities, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating each Fund's restriction regarding investments in real estate from these other fundamental investment restrictions, including each Fund's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3c below.) Each Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3c: To amend each Fund's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Funds?

   The current fundamental investment restriction on commodities states that each Fund may not purchase or sell commodity contracts, except that Templeton World Fund may purchase or sell stock index futures contracts.

                                      27


   The proposed investment restriction relating to commodities allows each Fund to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, each Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of a Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, each Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that either Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

   Each Fund's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, investments in other open-end investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating each Fund's restriction regarding commodity contracts from these other fundamental investment restrictions, including each Fund's fundamental investment restriction relating to real estate. (See Sub-Proposal 3b above.) Each Fund is proposing to eliminate the restrictions on investing in other open-end investment companies and on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3d: To amend each Fund's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, a Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. In addition, under

                                      28


certain circumstances a Fund may be deemed to be an underwriter of its own securities. The proposed restriction incorporates these SEC interpretations and would make clear that a Fund has the ability to sell its own shares.

  What effect will amending the current underwriting restriction have on the Funds?

   Each Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether a Fund may sell securities that the Fund owns or whether a Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to each Fund's current investment restriction by prohibiting a Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that a Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

   It is not anticipated that the adoption of the proposed restriction would involve additional material risk to either Fund or affect the way either Fund is currently managed or operated.

   Each Fund's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities, purchasing securities on margin, short sales and writing, purchasing or selling options. The adoption of this Sub-Proposal would result in the separation of each Fund's underwriting restriction from these other fundamental investment restrictions, including each Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3e below.) Each Fund is proposing to eliminate the restrictions on purchasing securities on margin, short sales and writing, purchasing or selling options. (See Proposal 4 below.)

Sub-Proposal 3e: To amend each Fund's fundamental investment restriction regarding issuing senior securities.

   The 1940 Act requires each Fund to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

                                      29


   SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, an open-end fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  What effect will amending the current senior securities restriction have on the Funds?

   The current fundamental investment restriction relating to issuing senior securities prohibits each Fund from issuing senior securities.

   The proposed restriction would permit each Fund to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that a Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   Neither Fund has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to either Fund. However, a Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent a Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which a Fund may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   Each Fund's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin, short sales, and writing, purchasing and selling options. The adoption of this Sub-Proposal would result in the separation of each Fund's senior securities restriction from these other fundamental investment restrictions, including each Fund's investment restriction relating to underwriting. (See Sub-

                                      30


Proposal 3d above.) Each Fund is proposing to eliminate the restrictions on purchasing securities on margin, short sales, and writing, purchasing and selling options. (See Proposal 4 below.)

Sub-Proposal 3f: To amend each Fund's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that a Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3e above.)

  What effect will amending the current lending restriction have on the Funds?

   Each Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, a Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). Although each Fund's current investment restriction permits the purchase of certain debt securities, a Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with that Fund's investment goal and policies.

   The proposed fundamental investment restriction provides that a Fund may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be

                                      31


a loan. The proposed investment restriction provides each Fund with greater lending flexibility by permitting a Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction.

   The proposed investment restriction also provides each Fund with greater flexibility by permitting a Fund to enter into repurchase agreements with terms of more than seven days. To the extent that repurchase agreements with terms of more than seven days are illiquid, they will be subject to the Illiquid Securities Restriction. In addition, the proposed investment restriction will not limit a Fund to only collateralizing repurchase agreements with U.S. government obligations. To the extent a Fund uses other forms of collateral for its repurchase agreements, however, it will still generally be subject to regulations under the 1940 Act regarding eligible collateral.

   The proposed fundamental investment restriction also provides each Fund with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Funds, together with other funds in Franklin Templeton Investments, permitting each Fund to loan money to other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed investment restriction would permit a Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance each Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide each Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by each Fund's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

                                      32


Sub-Proposal 3g: To amend each Fund's fundamental investment restriction regarding borrowing.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities, and a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  What effect will amending the current borrowing restriction have on the Funds?

   Each Fund's current investment restriction relating to borrowing prohibits a Fund from borrowing money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets. Each Fund's current fundamental investment restriction further prohibits a Fund from pledging, mortgaging or hypothecating its assets for any purpose other than to secure such borrowings, and only in amounts not exceeding 10% of the value of the Fund's total assets as the Board may approve. Included in this fundamental investment restriction is a statement that the Board has approved an "operating policy" that a Fund will not pledge, mortgage or hypothecate its assets if the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of a Fund. For purposes of this restriction, collateral arrangements by Templeton World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. Unlike the current fundamental investment restriction on borrowing, the proposed restriction does not limit the purposes for which a Fund can borrow. In addition, each Fund's investment restriction on pledging, mortgaging or hypothecating its assets (including the "operating policy")

                                      33


would be eliminated because the 1940 Act does not require this type of fundamental investment restriction. By so amending the investment restriction, a Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of that Fund and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed), which is greater than each Fund's current investment restriction of up to 5% of the value of a Fund's total assets.

   The proposed restriction would also permit a Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting each Fund to borrow money from other funds in Franklin Templeton Investments. The proposed borrowing restriction would permit a Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit a Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide each Fund with additional borrowing flexibility, to the extent that a Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which a Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Sub-Proposal 3h: To amend each Fund's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

                                      34


  What effect will amending the current industry concentration restriction have on the Funds?

   The proposed concentration policy is substantially the same as each Fund's current policy, except that (1) it modifies each Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides each Fund with investment flexibility that ultimately is expected to help each Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which a Fund may invest. In addition, if Proposal 4 is approved, then each Fund's current fundamental investment restriction against investments in other open-end investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from each Fund's concentration policy. Even with this modified restriction, however, each Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its Prospectus and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" SUB-PROPOSALS
                                     3a-3h

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF EACH FUND'S FUNDAMENTAL
             INVESTMENT POLICIES AND RESTRICTIONS.

   Each Fund's existing fundamental investment policies and restrictions, together with those recommended to be eliminated, are detailed in Exhibit C, which is entitled "Fundamental Investment Policies and Restrictions Proposed to be Amended or Eliminated." If a Fund's shareholders approve Proposal 4, the elimination of such investment policies and restrictions of that Fund will be effective on the later of January 1, 2004 or the date of shareholder approval.

                                      35


  Why is the Board recommending that certain fundamental investment policies be eliminated, and what effect will their elimination have on the Funds?

   Each Fund has certain investment policies that have historically been treated as fundamental. These include investment policies (1) about the kinds of instruments in which each Fund invests in seeking to achieve its investment goal, including equity and debt securities; (2) about each Fund's use of temporary defensive measures; and (3) prohibiting investments of more than 10% of each Fund's assets in securities with a limited trading market. In addition, Templeton World Fund has a fundamental investment policy that it will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.), and Templeton Foreign Fund has a fundamental investment policy that it may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These current fundamental investment policies are not required by the 1940 Act to be fundamental and are therefore proposed to be eliminated.

   If these fundamental investment policies are eliminated, each Fund will continue to be subject to (1) the current requirements of the 1940 Act and related regulations, including, for example, regulations pertaining to investing 80% of a fund's assets in investments that are suggested by the fund's name; and (2) the non-fundamental investment policies and strategies described in each Fund's prospectus and SAI, including non-fundamental policies and strategies relating to (a) investments in equity and debt securities and depositary receipts, and (b) the use of temporary defensive measures. In addition, in connection with the proposed elimination of each Fund's current fundamental investment policy limiting investments to not more than 10% of its assets in securities with a limited trading market (together with the elimination of a similar current fundamental investment restriction), the Board has adopted the non-fundamental Illiquid Securities Restriction, consistent with the SEC Staff's current position on illiquid securities, which prohibits each Fund from investing more than 15% of its net assets in illiquid securities.

   By reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that each Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The elimination of these current fundamental investment policies
(1) will not affect a Fund's ability to use these policies and strategies as appropriate to achieve their respective investment goals; and (2) it will enhance the Investment Manager's ability to manage each Fund's assets in a changing investment environment without being constrained by additional and unnecessary limitations. Accordingly, the

                                      36


Investment Manager has recommended, and the Board has determined, that these remaining current fundamental investment policies be eliminated, and that their elimination is consistent with the federal securities laws.

   The elimination of these current fundamental investment policies is expected to have no impact on the manner in which each Fund is currently managed. Therefore, the Investment Manager does not anticipate that eliminating these remaining current fundamental investment policies will result in additional material risk to either Fund at this time.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Funds?

   Certain of each Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other open-end investment companies; (2) purchasing securities on margin, short sales and purchasing and writing options; and (3) participation in joint trading accounts. Each Fund's fundamental investment restrictions relating to unlisted foreign securities, restricted securities and "letter" stocks do not represent current SEC Staff positions and are effectively limited by each Fund's non-fundamental Illiquid Securities Restriction.

   The other fundamental investment restrictions of each Fund were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental restrictions are no longer required by law. As a result, a Fund is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs;
(2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that each Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable each Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The

                                      37


Board believes that the elimination of the Restrictions is in the best interest of each Fund's shareholders as it will provide each Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage each Fund's assets in a changing investment environment.

  Which ten (10) Restrictions is the Board recommending that each Fund eliminate?

   Each Fund currently is subject to ten Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in Exhibit C, which is entitled "Fundamental Investment Policies and Restrictions Proposed to be Amended or Eliminated."

   Investment in Other Open-End Investment Companies

   Each Fund's current fundamental investment restriction prohibits a Fund from investing in other open-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, each Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to a Fund's ability to invest in other investment companies, including open-end investment companies, except where a Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that a Fund may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating each Fund's current restriction on investments in other open-end investment companies would enable each Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3a above), since it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   Oil and Gas Programs

   Each Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. Each Fund's fundamental investment restriction regarding oil and gas programs was based on

                                      38


state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Management Ownership of Securities

   Each Fund's current fundamental investment restriction prohibits a Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to each Fund. Therefore, the Board is recommending that the restriction be eliminated.

   Investing for Purposes of Exercising Control

   The 1940 Act does not require, and applicable state law no longer requires, that a Fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because each Fund, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3a above), the Board is recommending that this restriction be eliminated.

   Purchasing Securities on Margin, Engaging in Short Sales and Writing, Buying or Selling Options

   The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing on margin, engaging in short sales, or writing, buying or selling options, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3e above). Each Fund's current fundamental investment restrictions prohibits a Fund from (1) purchasing securities on margin; (2) engaging in short sales of securities; and (3) writing, buying or selling puts, calls, straddles or spreads (except Templeton World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

   Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of a Fund to purchase securities on margin, engage in short sales and write, buy or sell puts, calls, straddles or spreads. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to either Fund at this time.

                                      39


   Three Years of Continuous Operation

   Each Fund's current fundamental investment restriction relating to investments in newer companies limits a Fund's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws, which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

   Warrants

   Each Fund's fundamental investment restriction relating to warrants limits a Fund's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of a Fund's total assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. Each Fund's fundamental investment restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Unlisted Foreign Securities and Restricted Securities

   The fundamental investment restriction on unlisted foreign securities and restricted securities limits each Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by a Fund, these types of securities may be considered illiquid. Each Fund remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of each Fund's current investment restrictions that relate to restricted and illiquid securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, each Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not readily marketable.

   Each Fund's current fundamental investment restriction also limits a Fund's ability to invest in securities with a limited trading market to no more than 10% of the Fund's total assets. With some exceptions, such securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale (often referred to as "restricted securities"). To the extent that

                                      40


a restricted security is not readily marketable, such a security may also be considered illiquid. Each Fund's current fundamental investment restriction on investments in securities with a limited trading market was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC Staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC Staff, which does not require investment companies to adopt the position as a fundamental restriction and has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

   As described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated.

   "Letter" Stocks

   Each Fund's fundamental investment restriction relating to "Letter" stocks prohibits a Fund from investing in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. As with unlisted foreign securities and restricted securities, discussed above, these types of securities may be illiquid to the extent that they are not readily marketable.

   This fundamental investment restriction is not required by the 1940 Act. Moreover, as described above, the Board has adopted the Illiquid Securities Restriction in recognition of the SEC Staff position on illiquid securities. Accordingly, the Board is recommending that the current fundamental investment restriction on "letter" stocks be eliminated.

   Joint Trading Accounts

   Each Fund's fundamental investment restriction relating to joint trading accounts prohibits a Fund's participation on a joint or a joint and several basis in such an account. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

  What are the risks, if any, in eliminating the fundamental investment policies and the Restrictions?

   The Board does not anticipate that eliminating these fundamental investment policies and the Restrictions will result in any additional material risk to either Fund at this time. If this Proposal 4 is approved, each Fund will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or

                                      41


exemptive orders granted under the 1940 Act. Moreover, neither Fund currently intends to change its present investment practices as a result of eliminating these fundamental investment policies and the Restrictions.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

..  ADDITIONAL INFORMATION ABOUT THE FUNDS

   The Investment Manager. The Investment Manager of each Fund is Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of the Funds' assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Funds is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Funds.

   The Underwriter. The underwriter for the Funds is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   The Transfer Agent. The transfer agent and dividend-paying agent for the Funds is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

   The Custodian. The custodian for the Funds is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Pending Litigation. A lawsuit, Bradfisch v. Templeton Funds, Inc. and Templeton Global Advisors Limited, Case No. 2003 L 001361, was filed on October 3, 2003 in the Circuit Court for the Third Judicial Circuit, Madison County, Illinois, alleging various breaches of fiduciary duty with respect to the valuation of Templeton World Fund's portfolio securities and market timing. Management strongly believes that the claims made in this action are without merit and intends vigorously to defend against this action.

   Other Matters. The Funds' last audited financial statements and annual report, dated August 31, 2003, are available free of charge. To obtain a copy of these reports, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written

                                      42


request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Company has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Company will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

   Principal Shareholders. As of September 17, 2003, Templeton World Fund had total net assets of $6,916,039,103.07 and a total of 444,362,042.904 shares of common stock, $1.00 par value ("shares") outstanding. Shares of Templeton World Fund are divided among three separate classes of shares as follows:
423,554,973.883 Class A shares, 2,520,073.030 Class B shares, and
18,286,995.991 Class C shares.

   As of September 17, 2003, Templeton Foreign Fund had total net assets of $11,932,889,728.20 and a total of 1,204,091,990.058 shares of common stock,
$1.00 par value ("shares") outstanding. Shares of Templeton Foreign Fund are divided among five separate classes of shares as follows: 1,041,348,889.058 Class A shares, 14,812,308.602 Class B shares, 95,371,329.553 Class C shares, 6,053,233.202 Class R shares, and 46,506,229.643 Advisor Class shares.

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Funds' management, as of September 17, 2003, there were no other entities owning beneficially or of record more than 5% of the outstanding shares of any class of the Funds.

   In addition, to the knowledge of the Company's management, as of September 17, 2003, the Directors and officers of the Company, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund in the aggregate and of each class of each Fund.

                                      43


..  AUDIT COMMITTEE

   Audit Committee and Independent Auditors. The Funds' Audit Committee is responsible for the selection of the Funds' independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds' financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Funds' records and the safekeeping arrangements of the Funds' custodian. The Audit Committee consists of Andrew H. Hines, Jr. and Fred R. Millsaps (Chairman) who are Independent Directors.

   Selection of Independent Auditors. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Funds for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Funds' annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $229,718 for the fiscal year ended August 31, 2003 and $218,047 for the fiscal year ended August 31, 2002.

   Audit-Related Fees. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds' financial statements and are not reported under "Audit Fees" above were $15,650 for the fiscal year ended August 31, 2003 and $0 for the fiscal year ended August 31, 2002. The services for which these fees were paid included services in connection with the Funds' Investment Manager's contract renewal.

   In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds. The fees for these services were $426,460 for the fiscal year ended August 31, 2003 and $284,400 for the fiscal year ended August 31, 2002.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services to the Funds for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.


                                      44


   PwC did not render any tax services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   All Other Fees. PwC did not bill for other products and services, other than the services reported above, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   PwC did not render any other services to the Investment Manager or entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Funds, which engagements related directly to the operations and financial reporting of the Funds, for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   Aggregate Non-Audit Fees. PwC did not render any non-audit services to the Funds, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.

                                      45


..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Company. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Company. The Company reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Company has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $499,500 to $828,500, including out-of-pocket expenses. The Company expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Company does not receive your proxy by a certain time, you may receive a telephone call from D.F. King asking you to vote. The Company does not reimburse Directors and officers of the Company or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Company intends to pay all costs associated with the solicitation and the meeting.

   Voting by Broker Dealers. The Company expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Company understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. The presence at the Meeting in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast shall constitute a quorum. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

                                      46


   Methods of Tabulation. Shareholders of both Funds will vote together on Proposal 1. Shareholders will vote separately on Proposals 2, 3 and 4 for their respective Funds. Proposal 1, the election of Directors, requires the affirmative vote of a majority of the votes cast by shareholders of both Funds voting together. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of each Fund's outstanding shares. Proposal 3, to approve amendments to certain of each Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of each Fund's fundamental investment policies and restrictions, each require, with respect to each Fund, the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of a Fund; or (ii) 67% or more of the outstanding shares of a Fund present at the Meeting, if the holders of more than 50% of that Fund's outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a majority of votes cast, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3h, and Proposal 4.

   Adjournment. In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting without determining the date of the new meeting or from time to time, without further notice, to a date not more than 120 days after the original record date. Any business that might have been transacted at the Meeting originally called may be transacted at such adjourned meeting at which a quorum is present. The persons designated as proxies may vote to adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Company's Charter, as amended and restated, and By-Laws, as amended and restated. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

   Shareholder Proposals. Neither the Company nor the DE Trust is required, and they do not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the offices of

                                      47


the Company or the DE Trust, as applicable, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Company's or the DE Trust's, as applicable, proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies will vote on such matters in accordance with the views of management.

                                By Order of the Board of Directors,

                                Barbara J. Green
                                Secretary

Dated: October 31, 2003

                                      48


                                   EXHIBIT A

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION
                       BETWEEN TEMPLETON FUNDS, INC. AND
                             TEMPLETON FUNDS TRUST

   This Agreement and Plan of Reorganization ("Agreement") is made as of this
   day of             , 2003 by and between Templeton Funds, Inc., a Maryland
corporation (the "Company"), and Templeton Funds Trust, a Delaware statutory trust (the "Trust") (the Company and the Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Company, on behalf of its series of shares designated as Templeton Foreign Fund and Templeton World Fund (the "Funds"), will convey, transfer and deliver to the Trust, on behalf of its Templeton Foreign Fund and Templeton World Fund (the "New Funds"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Company's then-existing assets, including the assets of the Funds (the "Assets"). In consideration thereof, the Trust, on behalf of each New Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the corresponding New Fund; and (ii) to deliver to the Company, on behalf of each Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding New Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of common stock, $1.00 par value per share, of the corresponding Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Company, on behalf of the Funds, shall distribute to the Funds' shareholders the shares of the corresponding New Funds in

                                      A-1


accordance with this Agreement and the resolutions of the Board of Directors of the Company (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of each Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the appropriate New Fund equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding class of the corresponding Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the New Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the corresponding Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of a Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding New Fund. Simultaneously with the crediting of the shares of a New Fund to the shareholders of record of the corresponding Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of each Fund will have the right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the corresponding New Fund. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Company shall take all necessary steps under Maryland law to effect a complete dissolution of the Company.

   (d) The expenses of entering into and carrying out this Agreement will be borne by the Company to the extent not paid by its investment manager.

2.  Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust, on behalf of the New Funds, in exchange for the assumption and payment, when due, by the Trust, on behalf of the New Funds, of the Liabilities of the corresponding Funds; and (ii) the issuance and delivery of the New Funds' shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary

                                      A-2


regulatory approvals and the final adjournment of the meeting of shareholders of the Company at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3.  Conditions Precedent.

   The obligations of the Company and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Company's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Company's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to
   Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Company to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Company, the Trust or the shareholders of the Company or the Trust;

                                      A-3


      (d) The Company shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Company, to the effect that (i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

      (e) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Company is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Company is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Company and this Agreement has been duly executed and delivered by the Company and is a legal, valid and binding agreement of the Company in accordance with its terms;

      (f) The shares of the New Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust, on behalf of the New Funds, of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Company;

      (h) The shareholders of the Company shall have voted to direct the Company to vote, and the Company shall have voted, as sole shareholder of each class of each New Fund, to:

          (1) Elect as Trustees of the Trust the following individuals: Harris
       J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson, and Constantine D. Tseretopoulos; and

                                      A-4


          (2) Approve an Investment Management Agreement between Templeton Global Advisers Limited ("TGAL") and the Trust, on behalf of the New Funds, which is substantially identical to the then-current Investment Management Agreement between TGAL and the Company, on behalf of the Funds;

      (i) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof between TGAL and the Trust, on behalf of the New Funds;

          (2) Approval of the assignment to the Trust, on behalf of the New Funds, of the Custody Agreements, dated June 1, 1984, as amended and restated to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), and the Company, on behalf of each Fund;

          (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2004;

          (4) Approval of a Fund Administration Agreement between the Trust, on behalf of each New Fund, and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the Trust, on behalf of each New Fund, and Franklin/Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the Trust, on behalf of each New Fund, and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (7) Approval of the following Distribution Plans by the Trust, (i) on behalf of its Templeton World Fund, pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; and (d) Multiple Class Plan pursuant to Rule 18f-3; and (ii) on behalf of its Templeton Foreign Fund, pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; (c) Class C Distribution Plan pursuant to Rule 12b-1; (d) Class R Distribution Plan pursuant to Rule 12b-1; and (e) Multiple Class Plan pursuant to Rule 18f-3.

          (8) Approval of a Transfer Agency Agreement between the Trust, on behalf of the New Funds, and Franklin Templeton Investor Services, LLC;

                                      A-5


          (9) Approval of the assignment to the Trust, on behalf of the New Funds, of the Sub-Transfer Agent Services Agreement between Franklin Templeton Investor Services, LLC, The Shareholder Services Group, Inc. and the Company, on behalf of each Fund.

          (10) Approval of the assignment to the Trust, on behalf of each New Fund, of the Financial Services Agreement between the Templeton Funds Trust Company, Financial Data Services, Inc., Merrill Lynch, Pierce, Fenner and Smith Inc. and the Company, on behalf of each Fund;

          (11) Authorization of the issuance by the Trust, on behalf of the New Funds, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each New Fund to the Company, on behalf of each Fund, in consideration for the payment of $1.00 for each such share for the purpose of enabling the Company to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (12) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Company as sole shareholder of each class of each New Fund; and

          (13) Authorization of the issuance and delivery by the Trust, on behalf of each New Fund, of shares of each New Fund on the Effective Date of the Reorganization and the assumption by the Trust, on behalf of each New Fund, of the Liabilities of the corresponding Fund in exchange for the Assets of the corresponding Fund pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed by the Board of Directors if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Company under this Agreement.

4.  Dissolution of the Company.

   Promptly following the consummation of the distribution of each class of shares of each New Fund to holders of the corresponding class of shares of each corresponding Fund under this Agreement, the officers of the Company shall take

                                      A-6


all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

5.  Termination.

   The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Funds, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances.

   The Company and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                                      A-7


   IN WITNESS WHEREOF, the Company and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          TEMPLETON FUNDS, INC.
                                          (a Maryland corporation)
Attest:

By  ------------------------              By  ------------------------
    Name:                                     Name:
    Title:                                    Title:

                                          TEMPLETON FUNDS TRUST
                                          (a Delaware statutory trust)
Attest:

By  ------------------------              By  ------------------------
    Name:                                     Name:
    Title:                                    Title:

                                      A-8


                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
         The Charter Documents of Templeton Funds Trust Under Such Law

                                     With

                  The Law Governing Maryland Corporations and
         The Charter Documents of Templeton Funds, Inc. Under Such Law

                    Delaware Statutory Trust               Maryland Corporation
                    ------------------------               --------------------
Governing      A Delaware statutory trust (a       A Maryland corporation is created
Documents/     "DST") is formed by a governing     by filing articles of incorporation
Governing Body instrument and the filing of a      with the Maryland State
               certificate of trust with the       Department of Assessments and
               Delaware Secretary of State         Taxation ("MSDAT"). The
               ("Secretary of State"). The         Maryland law governing
               Delaware law governing a DST is     corporations is referred to in this
               referred to in this analysis as the analysis as "Maryland Law."
               "Delaware Act."

               A DST is an unincorporated          A corporation is incorporated under
               association organized under the     the Maryland Law. A corporation's
               Delaware Act whose operations are   operations are governed by its
               governed by its governing           charter and by-laws, and its
               instrument (which may consist of    business and affairs are managed by
               one or more instruments). Its       or under the direction of a board of
               business and affairs are managed by directors (the "board" or "board of
               or under the direction of one or    directors" or collectively, the
               more trustees.                      "directors"). No public filing of the
                                                   by-laws is required.

               If a DST is, becomes, or will
               become prior to or within 180 days
               following its first issuance of
               beneficial interests, a registered
               investment company under the
               Investment Company Act of 1940,
               as amended (the "1940 Act"), such
               DST is not required to have a
               trustee who is a resident of
               Delaware or who has a principal
               place of business in Delaware
               provided that notice that the

                        Delaware Statutory Trust                Maryland Corporation
                        ------------------------                --------------------
                 DST is or will become an
                 investment company is set forth in
                 the DST's certificate of trust and
                 the DST has a registered office and
                 a registered agent for service of
                 process in Delaware.

                 The governing instrument for the       Templeton Funds, Inc., a Maryland
                 DST, Templeton Funds Trust (the        corporation, is referred to in this
                 "Trust"), is comprised of an           analysis as the "Corporation." The
                 agreement and declaration of trust     Corporation is governed by its
                 ("Declaration") and by-laws            charter ("Charter") and by-laws
                 ("By-Laws"). The Trust's               ("By-Laws") and the Corporation's
                 governing body is a board of           governing body is a board of
                 trustees (the "board" or "board of     directors.
                 trustees" or collectively, the
                 "trustees").

                 Each trustee of the Trust shall hold   Directors of the Corporation are
                 office for the lifetime of the Trust   elected at an annual meeting of the
                 or until such trustee's earlier death, stockholders, if held, and each
                 resignation, removal or inability      director is elected to serve for one
                 otherwise to serve, or, if sooner      year and until his or her successor
                 than any such events, until the next   shall be elected and shall qualify or
                 meeting of shareholders called for     until his or her earlier death,
                 the purpose of electing trustees or    resignation or removal.
                 consent of shareholders in lieu
                 thereof for the election of trustees,
                 and until the election and
                 qualification of his or her successor.

Designation of   Under the Delaware Act, the            Equity securities of a corporation
Ownership Shares ownership interests in a DST are       are generally denominated as shares
or Interests     denominated as "beneficial             of stock. Record owners of shares
                 interests" and are held by             of stock are stockholders.
                 "beneficial owners." However,          Generally, equity securities that
                 there is flexibility as to how a       have voting rights and are entitled
                 governing instrument refers to         to the residual assets of the
                 "beneficial interests" and             corporation, after payment of
                 "beneficial owners" and the            liabilities, are referred to as
                 governing instrument may identify      "common stock."
                 "beneficial interests" and
                 "beneficial owners" as "shares" and
                 "shareholders," respectively.

                 The Trust's beneficial interests,      The Corporation's equity securities
                 without par value, are designated as   are shares of common stock, par
                 "shares" and its beneficial owners     value $1.00 per share, and the
                 are designated as "shareholders."      owners of such stock are
                 This analysis will use the "share"     "stockholders."
                 and "shareholder" terminology.

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

Series and Classes Under the Delaware Act, the            The Maryland Law permits a
                   governing instrument may provide       corporation to issue one or more
                   for classes, groups or series of       series and classes of stock. If the
                   shares, shareholders or trustees,      stock is to be divided into series or
                   having such relative rights, powers    classes, the charter must describe
                   and duties as set forth in the         each series and class, including any
                   governing instrument. Such series,     preferences, conversion or other
                   classes or groups may be described     rights, voting powers, restrictions,
                   in the DST's governing instrument      limitations as to dividends,
                   or in resolutions adopted by its       qualifications and terms or
                   trustees. No state filing is necessary conditions of redemption among
                   and, unless required by the            such classes and series. To change
                   governing instrument, shareholder      the terms of an existing series or
                   approval is not needed. Except to      class or create a new series or class,
                   the extent otherwise provided in the   the charter must be amended.
                   governing instrument of a DST,         Generally, amendments to the
                   where the DST is a registered          charter must receive board and
                   investment company under the           stockholder approval.
                   1940 Act, any class, group or series
                   of shares established by the           Under Maryland Law, the charter
                   governing instrument shall be a        may also authorize the board to
                   class, group or series preferred as to classify or reclassify any unissued
                   distributions or dividends over all    stock from time to time, without
                   other classes, groups or series with   stockholder approval, by setting or
                   respect to assets specifically         changing the preferences,
                   allocated to such class, group or      conversion or other rights, voting
                   series as contemplated by Section      powers, restrictions, limitations as
                   18 (or any amendment or successor      to dividends, qualifications, or
                   provision) of the 1940 Act and any     terms and conditions of redemption,
                   regulations issued thereunder.         by filing articles supplementary to
                                                          the charter with the MSDAT.

                   The Declaration authorizes the         The Charter authorizes the board,
                   board of trustees to divide the        subject to any applicable provisions
                   Trust's shares into separate and       of the 1940 Act, to classify or to
                   distinct series and to divide a series reclassify unissued shares of the
                   into separate classes of shares as     Corporation, by setting, changing or
                   permitted by the Delaware Act.         eliminating the preference,
                   Such series and classes will have      conversion or rights, voting powers,
                   the rights, powers and duties set      restrictions or limitations as to
                   forth in the Declaration unless        dividends and qualifications or
                   otherwise provided in resolutions of   terms and conditions of or rights to
                   the board with respect to such series  require redemption of the stock.
                   or class. The board of trustees may
                   classify or reclassify any unissued
                   shares or any shares of the Trust or
                   any series or class, that were
                   previously issued and are
                   reacquired, into one or more series
                   or classes that may be established
                   and designated from time to time.

          Delaware Statutory Trust                  Maryland Corporation
          ------------------------                  --------------------
  The Declaration provides that the        The Charter provides that, at such
  establishment and designation of         times as may be determined by the
  any series or class shall be             board (or with the authorization of
  effective, without the requirement       the board, the officers of the
  of shareholder approval, upon the        Corporation) in accordance with the
  adoption of a resolution by not less     1940 Act, including Rule 18f-3
  than a majority of the then board of     thereunder, and applicable rules and
  trustees, which resolution shall set     regulations of the National
  forth such establishment and             Association of Securities Dealers,
  designation and may provide, to the      Inc., and reflected in the
  extent permitted by the Delaware         Corporation's registration statement
  Act, for rights, powers and duties of    with respect to the particular series,
  such series or class (including          Class B shares of a series may be
  variations in the relative rights and    converted automatically into
  preferences as between the different     Class A shares of that series based
  series and classes) otherwise than as    on the relative net asset values of
  provided in the Declaration. The         such classes of that series at the
  board of trustees has approved           time of conversion, subject,
  resolutions that provide the             however, to any conditions of
  shareholders of each series and          conversion that may be imposed by
  class of the Trust with the same         the board (or with the authorization
  conversion rights, and subject to the    of the board, the officers of the
  same conditions of conversion, as        Corporation) and reflected in the
  the shareholders of the                  registration statement with respect
  corresponding series and class of        to that series.
  the Corporation.

  Assets and Liabilities                   Assets and Liabilities
  The Declaration also provides that       The Charter also provides that the
  each series of the Trust shall be        allocation of investment income,
  separate and distinct from any other     realized and unrealized capital gains
  series of the Trust, shall maintain      and losses, and expenses and
  separate and distinct records on the     liabilities of the Corporation and of
  books of the Trust, and shall hold       the series among and between the
  and account for the assets and           classes of a series and any other
  liabilities belonging to any such        class of the Corporation's shares
  series separately from the assets and    and the determination of their
  liabilities of the Trust or any other    respective net asset values and right
  series. Each class of a series shall     upon liquidation of the Corporation
  be separate and distinct from any        or of the series or upon dissolution
  other class of the series. If any        of the Corporation shall be
  assets or liabilities which are not      determined conclusively by the
  readily identifiable as assets or        board in a manner that is consistent
  liabilities of a particular series, then with Rule 18f-3 of the 1940 Act and
  the board of trustees, or an             any existing or future amendment to
  appropriate officer as determined        that rule or any rule or interpretation
  by the board of trustees, shall          under the 1940 Act that modifies, is
  allocate such assets or liabilities to,  an authorized alternative to, or
  between or among any one or more         supersedes that rule.

         Delaware Statutory Trust                Maryland Corporation
         ------------------------                --------------------
  of the series in such manner and on
  such basis as the board of trustees,
  in its sole discretion, deems fair and
  equitable. Each such allocation by
  or under the direction of the board
  of trustees shall be conclusive and
  binding upon the shareholders of all
  series for all purposes. Liabilities,
  debts, obligations, costs, charges,
  reserves and expenses related to the
  distribution of, and other identified
  expenses that should properly be
  allocated to, the shares of a
  particular class may be charged to
  and borne solely by such class. The
  bearing of expenses solely by a
  particular class of shares may be
  appropriately reflected in (in a
  manner determined by the board of
  trustees), and may affect the net
  asset value attributable to, and the
  dividend, redemption and
  liquidation rights of, such class.
  Each allocation of liabilities, debts,
  obligations, costs, charges, reserves
  and expenses by or under the
  direction of the board of trustees
  shall be conclusive and binding
  upon the shareholders of all classes
  for all purposes.

  Dividends and Distributions            Dividends and Distributions
  The Declaration provides that no       The Charter provides that the
  dividend or distribution including,    dividends and distributions of
  without limitation, any distribution   investment income and capital
  paid upon dissolution of the Trust     gains with respect to each class of a
  or of any series, nor any redemption   series shall be in such amounts as
  of, the shares of any series or class  may be declared from time to time
  of such series shall be effected by    by the board, and such dividends
  the Trust other than from the assets   and distributions may vary with
  held with respect to such series,      respect to that class from the
  nor, except as specifically provided   dividends and distributions of
  in the Declaration, shall any          investment income and capital
  shareholder of any particular series   gains with respect to the other
  otherwise have any right or claim      classes of such series to reflect
  against the assets held with respect   differing allocations of the expenses
  to any other series or the Trust       of the respective series among the
  generally except, in the case of a     classes, which may include, without

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  right or claim against the assets      limitation, reductions for payment
  held with respect to any other         of fees under any Rule 12b-1 plan
  series, to the extent that such        adopted for and relating to that
  shareholder has such a right or        class in accordance with the 1940
  claim under the Declaration as a       Act, and any resultant difference
  shareholder of such other series.      among the net asset value per share
  The shareholders of the Trust or       of the classes, to such extent and for
  any series or class, if any, shall be  such purposes as the board may
  entitled to receive dividends and      deem appropriate. The allocation of
  distributions when, if and as          investment income and capital
  declared by the board of trustees,     gains and expenses and liabilities of
  provided that with respect to          the series among the classes shall
  classes, such dividends and            be determined by the board in a
  distributions shall comply with the    manner that is consistent with any
  1940 Act. The right of shareholders    multiple class plan adopted by the
  to receive dividends or other          Corporation in accordance with
  distributions on shares of any class   Rule 18f-3 under the 1940 Act.
  may be set forth in a plan adopted
  by the board of trustees and           The By-Laws provide that
  amended from time to time              dividends upon the capital stock of
  pursuant to the 1940 Act.              the Corporation, subject to the
                                         provisions of the Charter, may be
  No share shall have any priority or    declared by the board at any regular
  preference over any other share of     or special meeting, pursuant to law.
  the same series with respect to        Before payment of any dividend,
  dividends or distributions paid in     there may be set aside out of the net
  the ordinary course of business or     profits of the Corporation available
  distributions upon dissolution of the  for dividends such sum or sums as
  Trust or of such series made           the board from time to time in its
  pursuant to the provisions of the      absolute discretion thinks proper as
  Declaration; provided however, that    a reserve fund to meet
  if the shares of a series are divided  contingencies, or for equalizing into classes, no share of a particular dividends, or for repairing or
  class shall have any priority or       maintaining any property of the
  preference over any other share of     Corporation, or for such other
  the same class with respect to         purpose as the board shall think
  dividends or distributions paid in     conducive to the interests of the
  the ordinary course of business or     Corporation, and the board may
  distributions upon dissolution of the  modify or abolish any such reserve
  Trust or of such series made           in the manner in which it was
  pursuant to the provisions of the      created.
  Declaration. All dividends and
  distributions shall be made ratably
  among all shareholders of the Trust
  or a particular series from the
  property of the Trust held with
  respect to the Trust or such series;
  provided however, that if the shares
  of a series are divided into classes,

                     Delaware Statutory Trust                Maryland Corporation
                     ------------------------                --------------------
              all dividends and distributions from
              the property of the Trust held with
              respect to such series shall be
              distributed to each class of such
              series according to the net asset
              value computed for such class and
              within such particular class, shall be
              distributed ratably to the
              shareholders of such class

              Dividends may be paid in cash or in
              kind. Before payment of any
              dividend there may be set aside out
              of any funds of the Trust, or the
              applicable series, available for
              dividends such sum or sums as the
              board of trustees may from time to
              time, in its absolute discretion,
              think proper as a reserve fund to
              meet contingencies, or for
              equalizing dividends, or for
              repairing or maintaining any
              property of the Trust, or any series,
              or for such other lawful purpose as
              the board of trustees shall deem to
              be in the best interests of the Trust,
              or the applicable series, as the case
              may be, and the board of trustees
              may abolish any such reserve in the
              manner in which it was created.

Amendments to The Delaware Act provides broad        Under Maryland Law, amendments
Governing     flexibility as to the manner of        to the charter must generally be
Documents     amending and/or restating the          approved by the board and by the
              governing instrument of a DST.         affirmative vote of two-thirds of all
              Amendments to the Declaration that     votes entitled to be cast (unless the
              do not change the information in       charter requires amendment by a
              the DST's certificate of trust are not higher or lesser proportion of the
              required to be filed with the          voting stock, but not less than a
              Secretary of State.                    majority of the shares outstanding).

              Declaration of Trust                   Charter
              The Declaration may be restated        The Charter provides that the
              and/or amended at any time by a        Charter may be amended, altered,
              written instrument signed by a         repealed, or added to upon the vote
              majority of the board of trustees      of the holders of a majority of the
              and, if required by the Declaration,   shares outstanding and entitled to
              the 1940 Act or any securities         vote thereon.
              exchange on which outstanding
              shares are listed for trading, by

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  approval of such amendment by the
  shareholders, by the affirmative
  "vote of a majority of the
  outstanding voting securities" (as
  defined in the 1940 Act) of the
  Trust entitled to vote at a
  shareholders' meeting at which a
  quorum is present, subject to
  Article III, Section 6 of the
  Declaration relating to voting by
  series and classes.

  By-Laws                                By-Laws
  The By-Laws may be amended,            Under Maryland Law, after the
  restated or repealed or new By-        organizational meeting, the power
  Laws may be adopted by the             to adopt, alter or repeal the by-laws
  affirmative vote of a majority of the  is vested in the stockholders, except
  outstanding shares entitled to vote.   to the extent that the charter or by-
  The By-Laws may also be                laws vest such power in the board.
  amended, restated or repealed or
  new By-Laws may be adopted by          The By-Laws may be adopted,
  the board of trustees, by a vote of a  amended or repealed by "vote of majority of the trustees present at a  the holders of a majority of the
  meeting at which a quorum is           [Corporation's] stock" (as defined
  present.                               in the 1940 Act). Directors may
                                         adopt, amend or repeal By-Laws
                                         (not inconsistent with any By-Law
                                         adopted, amended or repealed by
                                         stockholders) by majority vote of
                                         all of the directors in office, subject
                                         to applicable law.

  Certificate of Trust
  Pursuant to the Declaration,
  amendments and/or restatements of
  the certificate of trust shall be made
  at any time by the board of trustees,
  without approval of the
  shareholders, to correct any
  inaccuracy contained therein. Any
  such amendments/restatements of
  the certificate of trust must be
  executed by at least one (1) trustee
  and filed with the Secretary of State
  in order to become effective.

                         Delaware Statutory Trust                Maryland Corporation
                         ------------------------                --------------------
Preemptive Rights Under the Delaware Act, a              Under Maryland Law, a
and Redemption of governing instrument may contain       stockholder does not have
Shares            any provision relating to the rights,  preemptive rights unless the charter
                  duties and obligations of the          expressly grants such rights.
                  shareholders. Unless otherwise
                  provided in the governing
                  instrument, a shareholder shall have
                  no preemptive right to subscribe to
                  any additional issue of shares or
                  another interest in a DST.

                  The Declaration provides that no       The Corporation does not provide
                  shareholder shall have the             stockholders with preemptive
                  preemptive or other right to           rights.
                  subscribe for new or additional
                  shares or other securities issued by
                  the Trust or any series thereof.

                  Unless otherwise provided in the       The Charter provides stockholders
                  Trust's prospectus relating to the     the right to require the Corporation
                  outstanding shares, as such            to redeem outstanding shares
                  prospectus may be amended from         offered by the stockholder upon the
                  time to time, the Trust shall          stockholder's compliance with
                  purchase the outstanding shares        procedures set forth in the Charter.
                  offered by any shareholder for         The Corporation shall pay the net
                  redemption upon such shareholder's     asset value of such shares, less any
                  compliance with the procedures set     redemption fee fixed by the board
                  forth in the Declaration and/or such   and payable to the Corporation not
                  other procedures as the board may      exceeding 1% of the net asset value
                  authorize. The Trust shall pay the     of the shares redeemed. However,
                  net asset value for such outstanding   the board may suspend
                  shares, subject to certain reductions  stockholders' redemption rights
                  for fees and sales charges, in         when permitted or required to do so
                  accordance with the Declaration,       by the 1940 Act. The Corporation
                  the By-Laws, the 1940 Act and          may pay a redeeming stockholder in
                  other applicable law. The Trust's      portfolio securities of the
                  payments for such outstanding          Corporation and/or cash, as the
                  shares shall be made in cash, but      board deems advisable, but
                  may, at the option of the board of     stockholders do not have the right
                  trustees or an authorized officer, be  to require that the shares be
                  made in kind or partially in cash      redeemed in kind. In addition, the
                  and partially in kind. In addition, at board may cause the Corporation to
                  the option of the board of trustees,   redeem the shares held in any
                  the Trust may, from time to time,      account if the aggregate net asset
                  without the vote of the                value of such shares (taken at cost
                  shareholders, but subject to the       or value, as determined by the
                  1940 Act, redeem outstanding           board) is less than $500, or such
                  shares or authorize the closing of     lesser amount as the board may fix,
                  any shareholder account, subject to    upon notice to the stockholder, with
                  such conditions as may be              such permission to increase the
                  established by the board of trustees.  investment in question and upon such other terms and conditions as
                                                         the board may determine, subject to
                                                         the 1940 Act.

                           Delaware Statutory Trust                 Maryland Corporation
                           ------------------------                 --------------------
Dissolution and    The Trust shall be dissolved upon        See Voting Rights, Meetings,
Termination Events the first to occur of the following:     Notice, Quorum, Record Dates and
                   (i) upon the vote of the holders of a    Proxies--Stockholder Vote for the
                   majority of the outstanding shares       Maryland Law as to the stockholder
                   of the Trust entitled to vote; (ii) at   vote required to voluntarily dissolve
                   the discretion of the board of           a corporation.
                   trustees at any time there are no
                   shares outstanding of the Trust; (iii)   Depending on the grounds for
                   upon the sale, conveyance and            involuntary dissolution, under
                   transfer of all of the assets of the     Maryland Law (i) stockholders
                   Trust to another entity; or (iv) upon    entitled to cast at least 25% of all
                   the occurrence of a dissolution or       the votes entitled to be cast in the
                   termination event pursuant to any        election of directors; (ii) any
                   provision of the Delaware Act.           stockholder entitled to vote in the
                                                            election of directors; or (iii) any
                   A particular series shall be             stockholder or creditor of the
                   dissolved upon the first to occur of     corporation, may petition a court of
                   the following: (i) upon the vote of      equity to dissolve the corporation.
                   the holders of a majority of the
                   outstanding shares of that series
                   entitled to vote; (ii) at the discretion
                   of the board of trustees at any time
                   there are no shares outstanding of
                   that series; or (iii) upon any event
                   that causes the dissolution of the
                   Trust.

                   A particular class shall be
                   terminated upon the first to occur of
                   the following: (i) upon the vote of
                   the holders of a majority of the
                   outstanding shares of that class
                   entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

Liquidation upon   Under the Delaware Act, a DST            Under Maryland Law, a corporation
Dissolution or     that has dissolved shall first pay or    that has voluntarily dissolved shall
Termination        make reasonable provision to pay         pay, satisfy and discharge the
                   all known claims and obligations,        existing debts and obligations of the
                   including those that are contingent,     corporation, including necessary
                   conditional and unmatured, and all       expenses of liquidation, before
                   known claims and obligations for         distributing the remaining assets to
                   which the claimant is unknown.           the stockholders.
                   Any remaining assets shall be
                   distributed to the shareholders or as
                   otherwise provided in the governing
                   instrument.

         Delaware Statutory Trust        Maryland Corporation
         ------------------------        --------------------
  Under the Delaware Act, a series
  that has dissolved shall first pay or
  make reasonable provision to pay
  all known claims and obligations of
  the series, including those that are
  contingent, conditional and
  unmatured, and all known claims
  and obligations of the series for
  which the claimant is unknown.
  Any remaining assets of the series
  shall be distributed to the
  shareholders of such series or as
  otherwise provided in the governing
  instrument.

  The Declaration provides that any
  remaining assets of the dissolved
  Trust and/or each series thereof (or
  the particular dissolved series, as
  the case may be) shall be
  distributed to the shareholders of
  the Trust and/or each series thereof
  (or the particular dissolved series,
  as the case may be) ratably
  according to the number of
  outstanding shares of the Trust and/
  or such series thereof (or the
  particular dissolved series, as the
  case may be) held of record by the
  several shareholders on the date for
  such dissolution distribution;
  provided, however, that if the
  outstanding shares of a series are
  divided into classes, any remaining
  assets held with respect to such
  series shall be distributed to each
  class of such series according to the
  net asset value computed for such
  class and within such particular
  class, shall be distributed ratably to
  the shareholders of such class
  according to the number of
  outstanding shares of such class
  held of record by the several
  shareholders on the date for such
  dissolution distribution.

                        Delaware Statutory Trust                 Maryland Corporation
                        ------------------------                 --------------------
Voting Rights,    Under the Delaware Act, the
Meetings, Notice, governing instrument may set forth
Quorum, Record    any provision relating to trustee and
Dates and Proxies shareholder voting rights, including
                  the withholding of such rights from
                  certain trustees or shareholders. If
                  voting rights are granted, the
                  governing instrument may contain
                  any provision relating to meetings,
                  notice requirements, written
                  consents, record dates, quorum
                  requirements, voting by proxy and
                  any other matter pertaining to the
                  exercise of voting rights. The
                  governing instrument may also
                  provide for the establishment of
                  record dates for allocations and
                  distributions by the DST.

                  One Vote Per Share                    One Vote Per Share
                  Subject to Article III, Section 6 of  Under Maryland Law, unless a the Declaration relating to voting by corporation's charter provides for a
                  series and classes, the Declaration   greater or lesser number of votes
                  provides that each outstanding        per share, or limits or denies voting
                  share is entitled to one vote and     rights, each outstanding share of
                  each outstanding fractional share is  stock is entitled to one vote on each
                  entitled to a fractional vote.        matter submitted to a vote at a
                                                        meeting of stockholders. A
                                                        corporation may issue fractional
                                                        shares of stock.

                                                        The Charter provides that each
                                                        outstanding share of stock is
                                                        entitled to one vote and each
                                                        outstanding fractional share of
                                                        stock is entitled to a fractional vote,
                                                        subject to Maryland Law and 1940
                                                        Act requirements regarding voting
                                                        by class.

                  Voting by Series or Class
                  In addition, the Declaration
                  provides that all outstanding shares
                  of the Trust entitled to vote on a
                  matter shall vote on the matter,
                  separately by series and, if
                  applicable, by class, provided that:
                  (1) where the 1940 Act requires all
                  outstanding shares of the Trust to
                  be voted in the aggregate without

        Delaware Statutory Trust                 Maryland Corporation
        ------------------------                 --------------------
  differentiation between the separate
  series or classes, then all of the
  Trust's outstanding shares shall
  vote in the aggregate; and (2) if any
  matter affects only the interests of
  some but not all series or classes,
  then only the shareholders of such
  affected series or classes shall be
  entitled to vote on the matter.

  Shareholders' Meetings                Shareholders' Meetings
  The Delaware Act does not             Under Maryland Law, every
  mandate annual shareholders'          corporation must hold an annual
  meetings.                             stockholders' meeting to elect
                                        directors and transact other
                                        business, except that the charter or
                                        by-laws of a corporation registered
                                        under the 1940 Act may provide
                                        that an annual meeting is not
                                        required in any year in which the
                                        election of directors is not required
                                        by the 1940 Act. Maryland Law
                                        authorizes, and permits the charter
                                        and by-laws to authorize, certain
                                        persons to call special meetings of
                                        stockholders.

  The By-Laws authorize the calling     The By-Laws require the
  of a shareholders' meeting: (i) when  Corporation to hold an annual
  deemed necessary or desirable by      meeting of stockholders in any year
  the board of trustees; or (ii) to the in which the election of directors is
  extent permitted by the 1940 Act,     required by the 1940 Act.
  by the chairperson of the board, or   Otherwise, the board is authorized
  at the request of holders of 10% of   to hold annual meetings of
  the outstanding shares if such        stockholders for the election of
  shareholders pay the reasonably       directors and the transaction of
  estimated cost of preparing and       other business as it may determine.
  mailing the notice thereof, for the   The By-Laws also authorize the
  purpose of electing trustees.         calling of a special meeting, unless
  However, no meeting may be called     otherwise "prescribed" by statute or
  at the request of shareholders to     the Charter, by the board or the
  consider any matter that is           president, and shall be called by the
  substantially the same as a matter    president or the secretary upon the
  voted upon at a shareholders'         written request of a majority of the
  meeting held during the preceding     directors or at the written request of
  twelve (12) months, unless            stockholders owning 10% "in
  requested by holders of a majority    amount of the entire capital stock"
  of all outstanding shares entitled to of the Corporation then issued and
  vote at such meeting.                 outstanding, if the stockholders

        Delaware Statutory Trust                 Maryland Corporation
        ------------------------                 --------------------
                                        requesting such meeting pay the
                                        reasonably estimated cost of
                                        preparing and mailing the notice
                                        thereof. However, no special
                                        meeting will be called at the request
                                        of stockholders to consider any
                                        matter that is substantially the same
                                        as a matter voted upon at a
                                        stockholders' special meeting held
                                        during the preceding 12 months,
                                        unless requested by holders of a
                                        majority of all outstanding shares
                                        entitled to vote at such meeting.

  Record Dates                          Record Dates
  As set forth above, the Delaware      Under Maryland Law, unless the
  Act authorizes the governing          by-laws otherwise provide, the
  instrument of a DST to set forth any  board may set a record date, which
  provision relating to record dates.   date must be set within the
                                        parameters outlined by the
                                        Maryland statute, for determining
                                        stockholders entitled to notice of a
                                        meeting, vote at a meeting, receive
                                        dividends or be allotted other rights.

  In order to determine the             In order to determine the
  shareholders entitled to notice of,   stockholders entitled to notice of,
  and to vote at, a shareholders'       and to vote at, a stockholders'
  meeting, the Declaration authorizes   meeting, the By-Laws authorize the
  the board of trustees to fix a record board of directors to fix a record
  date. The record date may not         date not less than ten (10) nor more
  precede the date on which it is fixed than ninety (90) days prior to the
  by the board and it may not be more   date of the meeting or prior to the
  than one hundred and twenty (120)     last day on which the consent or
  days nor less than ten (10) days      dissent of stockholders may be
  before the date of the shareholders'  effectively expressed for any
  meeting. The By-Laws provide that     purpose without a meeting.
  notice of a shareholders' meeting     If the board does not fix a record
  shall be given to shareholders        date, the record date shall be the
  entitled to vote at such meeting not  later of the close of business on the less than ten (10) nor more than one  day on which notice of the meeting
  hundred and twenty (120) days         is mailed or the 30th day before the
  before the date of the meeting.       meeting, except if all stockholders
                                        waive notice, the record date is the
                                        close of business on the 10th day
                                        next preceding the day the meeting
                                        is held.

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  To determine the shareholders
  entitled to vote on any action
  without a meeting, the Declaration
  authorizes the board of trustees to
  fix a record date. The record date
  may not precede the date on which
  it is fixed by the board nor may it
  be more than thirty (30) days after
  the date on which it is fixed by the
  board.

  Pursuant to the Declaration, if the
  board of trustees does not fix a
  record date: (a) the record date for
  determining shareholders entitled to
  notice of, and to vote at, a meeting
  will be the day before the date on
  which notice is given or, if notice is
  waived, on the day before the date
  of the meeting; (b) the record date
  for determining shareholders
  entitled to vote on any action by
  consent in writing without a
  meeting, (i) when no prior action by
  the board of trustees has been taken,
  shall be the day on which the first
  signed written consent is delivered
  to the Trust, or (ii) when prior action
  of the board of trustees has been
  taken, shall be the day on which the
  board of trustees adopts the
  resolution taking such prior action.

  To determine the shareholders of the    To determine the stockholders
  Trust or any series or class thereof    entitled to a dividend, any other
  entitled to a dividend or any other     distribution, or delivery of
  distribution of assets of the Trust or  evidences of rights or interests from
  any series or class thereof, the        the Corporation, the By-Laws
  Declaration authorizes the board of     authorize the board to fix a record
  trustees to fix a record date. The      date not exceeding ninety (90) days
  record date may not precede the date    preceding the date fixed for the
  on which it is fixed by the board nor   payment of the dividend or
  may it be more than sixty (60) days     distribution or delivery of the
  before the date such dividend or        evidences.
  distribution is to be paid. The board
  may set different record dates for
  different series or classes.

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  Quorum for Shareholders' Meeting        Quorum for Shareholders' Meeting
  To transact business at a               Under Maryland Law, unless the
  shareholders' meeting, the              charter or Maryland Law provides
  Declaration provides that forty         otherwise, in order to constitute a
  percent (40%) of the outstanding        quorum for a meeting, there must
  shares entitled to vote at the          be present in person or by proxy,
  meeting, which are present in           stockholders entitled to cast a
  person or represented by proxy,         majority of all the votes entitled to
  shall constitute a quorum at such       be cast at the meeting.
  meeting, except when a larger
  quorum is required by the               To transact business at a meeting,
  Declaration, the By-Laws,               the By-Laws provide that a majority
  applicable law or any securities        of the outstanding shares entitled to
  exchange on which such shares are       vote, which are present in person or
  listed for trading, in which case       represented by proxy, shall
  such quorum shall comply with           constitute a quorum at a
  such requirements. When a separate      stockholders' meeting.
  vote by one or more series or
  classes is required, forty percent
  (40%) of the outstanding shares of
  each such series or class entitled to
  vote at a shareholders' meeting of
  such series or class, which are
  present in person or represented by
  proxy, shall constitute a quorum at
  such series or class meeting, except
  when a larger quorum is required
  by the Declaration, the By-Laws,
  applicable law or the requirements
  of any securities exchange on
  which outstanding shares of such
  series or class are listed for trading,
  in which case such quorum shall
  comply with such requirements.

  Shareholder Vote                        Shareholder Vote
  The Declaration provides that,          Under Maryland Law, for most
  subject to any provision of the         stockholder actions, unless the
  Declaration, the By-Laws, the 1940      charter or Maryland Law provides
  Act or other applicable law that        otherwise, a majority of all votes
  requires a different vote: (i) in all   cast at a meeting at which a quorum
  matters other than the election of      is present is required to approve any
  trustees, the affirmative "vote of a    matter. Actions such as (i)
  majority of the outstanding voting      amendments to the corporation's
  securities" (as defined in the 1940     charter, (ii) mergers, (iii)
  Act) of the Trust entitled to vote at a consolidations, (iv) statutory share
  shareholders' meeting at which a        exchanges, (v) transfers of assets
  quorum is present, shall be the act     and (vi) dissolutions require the
  of the shareholders; and (ii) trustees  affirmative vote of two-thirds of all

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  shall be elected by a plurality of the votes entitled to be cast on the
  votes cast of the holders of           matter unless the charter provides
  outstanding shares entitled to vote    for a lesser proportion which may
  present in person or represented by    not be less than a majority of all
  proxy at a shareholders' meeting at    votes entitled to be cast on the
  which a quorum is present. Pursuant    matter. Unless the charter or by-laws
  to the Declaration, where a separate   require a greater vote, a plurality of
  vote by series and, if applicable, by  all votes cast at a meeting at which a
  classes is required, the preceding     quorum is present is required to elect
  sentence shall apply to such           a director.
  separate votes by series and classes.

                                         Election of Directors. Under the
                                         By-Laws, at a stockholders'
                                         meeting at which a quorum is
                                         present, a majority of the votes cast
                                         shall be required to fill any vacancy
                                         on the board, unless express
                                         provisions of applicable statutes, of
                                         the Charter or of the By-Laws
                                         require a different vote. As
                                         described in Vacancies on Board of
                                         Trustees/Directors below, the By-
                                         Laws provide for a different vote to
                                         fill vacancies after shareholders
                                         have voted to increase the number
                                         of directors or to remove a director.

                                         Other matters for which the vote is
                                         not expressly designated otherwise.
                                         For all other matters, other than any
                                         specific matter for which the
                                         Charter or By-Laws expressly
                                         provides for a different vote, the
                                         affirmative vote of the holders of a
                                         majority of the shares cast, at a
                                         stockholders' meeting at which a
                                         quorum is present, shall be the act
                                         of the stockholders.

  Shareholder Vote on Certain
  Transactions
  Pursuant to the Declaration, the
  board of trustees, by vote of a
  majority of the trustees, may cause
  the merger, consolidation,
  conversion, share exchange or
  reorganization of the Trust, or the
  conversion, share exchange or
  reorganization of any series of the

         Delaware Statutory Trust                Maryland Corporation
         ------------------------                --------------------
  Trust, without the vote of the
  shareholders of the Trust or such
  series, as applicable, unless such
  vote is required by the 1940 Act;
  provided, however, that the board
  of trustees shall provide 30 days'
  prior written notice to the
  shareholders of the Trust or such
  series, as applicable, of such
  merger, consolidation, conversion,
  share exchange or reorganization.

  If permitted by the 1940 Act, the
  board of trustees, by vote of a
  majority of the trustees, and without
  a shareholder vote, may cause the
  Trust to convert to a master feeder
  structure and thereby cause series of
  the Trust to either become feeders
  into a master fund, or to become
  master funds into which other funds
  are feeders.

  Cumulative Voting                      Cumulative Voting
  The Declaration provides that          Maryland Law provides that the
  shareholders are not entitled to       charter may authorize cumulative
  cumulate their votes on any matter.    voting for the election of the
                                         directors and if the charter does not
                                         so provide, then the stockholders
                                         are not entitled to cumulative voting
                                         rights.

                                         The Charter and By-Laws do not
                                         have any provisions as to whether
                                         stockholders are entitled to
                                         cumulate their votes on any matter
                                         and consequently, the stockholders
                                         are not entitled to cumulate their
                                         votes on any matter.

  Proxies                                Proxies
  Under the Delaware Act, unless         Under Maryland Law, a
  otherwise provided in the governing    stockholder may sign a writing
  instrument of a DST, on any matter     authorizing another person to act as
  that is to be voted on by the trustees a proxy or may transmit such
  or the shareholders, the trustees or   authorization by telegram,
  shareholders (as applicable) may       cablegram, datagram, electronic
  vote in person or by proxy and such    mail, or any other electronic or
  proxy may be granted in writing, by    telephonic means.
  means of "electronic transmission"
  (as defined in the Delaware Act) or

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  as otherwise permitted by
  applicable law. Under the Delaware
  Act, the term "electronic
  transmission" is defined as any
  form of communication not directly
  involving the physical transmission
  of paper that creates a record that
  may be retained, retrieved and
  reviewed by a recipient thereof and
  that may be directly reproduced in
  paper form by such a recipient
  through an automated process.

  The By-Laws permit a shareholder        The By-Laws require a proxy to be
  to authorize another person to act as   executed in writing by the
  proxy by the following methods:         stockholder or by a duly authorized
  execution of a written instrument or    attorney-in-fact. Unless a proxy
  by "electronic transmission" (as        provides otherwise, it is not valid
  defined in the Delaware Act),           more than 11 months after its date.
  telephonic, computerized,               A proxy is revocable by the person
  telecommunications or another           executing it or by his or her
  reasonable alternative to the           personal representatives or assigns.
  execution of a written instrument.      A proxy with respect to stock held
  Unless a proxy provides otherwise,      in the name of two or more persons
  it is not valid more than 11 months     will be valid if executed by one of
  after its date. In addition, the By-    them, unless before it is exercised
  Laws provide that the revocability      the Corporation receives specific
  of a proxy that states on its face that written notice to the contrary from
  it is irrevocable shall be governed     any one of them. A proxy
  by the provisions of the general        purporting to be executed by or on
  corporation law of the State of         behalf of a stockholder shall be
  Delaware.                               deemed valid unless it is challenged
                                          before it is exercised.

  Action by Written Consent               Action by Written Consent
  Under the Delaware Act, unless          Maryland Law provides that any
  otherwise provided in the governing     action required or permitted to be
  instrument of a DST, on any matter      taken at a stockholders' meeting
  that is to be voted on by the trustees  may be taken without a meeting, if
  or the shareholders, such action        a unanimous written consent is
  may be taken without a meeting,         signed by each stockholder entitled
  without prior notice and without a      to vote on the matter.
  vote if a written consent(s), setting
  forth the action taken, is signed by
  the trustees or shareholders (as
  applicable) having the minimum
  number of votes that would be
  necessary to take such action at a
  meeting at which all trustees or
  interests in the DST (as applicable)
  entitled to vote on such action were

         Delaware Statutory Trust                 Maryland Corporation
         ------------------------                 --------------------
  present and voted. Unless otherwise
  provided in the governing
  instrument, a consent transmitted by
  "electronic transmission" (as
  defined in the Delaware Act) by a
  trustee or shareholder (as
  applicable) or by a person
  authorized to act for a trustee or
  shareholder (as applicable) will be
  deemed to be written and signed for
  this purpose.

  Shareholders. The Declaration          Stockholders. The By-Laws provide
  authorizes shareholders to take        that any action to be taken by
  action without a meeting and           stockholders may be taken without
  without prior notice if written        a meeting if: (1) all stockholders
  consents setting forth the action      entitled to vote on the matter
  taken are signed by the holders of     consent to the action in writing; (2)
  all outstanding shares entitled to     all stockholders entitled to notice of
  vote on that action. A consent         the meeting but not entitled to vote
  transmitted by "electronic             at it sign a written waiver of any
  transmission" (as defined in the       right to dissent; and (3) the consents
  Delaware Act) by a shareholder or      and waivers are filed with the
  by a person(s) authorized to act for   records.
  a shareholder shall be deemed to be
  written and signed for purposes of
  this provision.

  Board of Trustees. The Declaration     Board of Directors. The By-Laws
  also authorizes the board of trustees  also provide that, except as
  or any committee of the board of       otherwise required by statute, the
  trustees to take action without a      board or any committee of the
  meeting and without prior written      board may act by written consent
  notice if written consents setting     signed by all the members of the
  forth the action taken are executed    board or committee, respectively, if
  by trustees having the number of       the consent is filed with the records
  votes necessary to take that action    of the meeting.
  at a meeting at which the entire
  board of trustees or any committee
  thereof, as applicable, is present and
  voting. A consent transmitted by
  "electronic transmission" (as
  defined in the Delaware Act) by a
  trustee shall be deemed to be
  written and signed for purposes of
  this provision.

                    Delaware Statutory Trust                  Maryland Corporation
                    ------------------------                  --------------------
Removal of   The governing instrument of a DST       Under Maryland Law, unless
Trustees/    may contain any provision relating      otherwise provided in the charter, a
Directors    to the removal of trustees; provided    director may generally be removed
             however, that there shall at all times  with or without cause by the vote of
             be at least one trustee of the DST.     a majority of all the votes entitled to
                                                     be cast generally for the election of
                                                     directors unless (i) such director is
                                                     elected by a certain class or series,
                                                     (ii) the charter provides for
                                                     cumulative voting or (iii) the board
                                                     is classified.
             Under the Declaration, any trustee      Under the By-Laws, stockholders
             may be removed, with or without         may remove a director with or
             cause, by the board of trustees, by     without cause at a meeting of
             action of a majority of the trustees.   stockholders duly called and at
             Shareholders shall have the power       which a quorum is present, by the
             to remove a trustee only to the         affirmative vote of the holders of a
             extent provided by the 1940 Act.        majority of the votes entitled to be
                                                     cast thereon, and may elect a
                                                     successor or successors to fill any
                                                     resulting vacancies for the
                                                     unexpired terms of the removed
                                                     director. A stockholders' meeting
                                                     shall be called for such purpose by
                                                     the board if requested in writing by
                                                     holders of not less than 10% of
                                                     outstanding shares of the
                                                     Corporation.
Vacancies on Subject to the 1940 Act, vacancies      Under Maryland Law, stockholders
Board of     on the board of trustees may be         may elect persons to fill vacancies
Trustees/    filled by a majority vote of the        that result from the removal of
Directors    trustee(s) then in office, regardless   directors. Unless the charter or by-
             of the number and even if less than     laws provide otherwise, a majority
             a quorum. However, a                    of the directors in office, whether or
             shareholders' meeting shall be          not comprising a quorum, may fill
             called to elect trustees if required    vacancies that result from any cause
             by the 1940 Act.                        except an increase in the number of
                                                     directors. A majority of the entire
             In the event all trustee offices        board of directors may fill
             become vacant, the investment           vacancies that result from an
             adviser shall serve as the sole         increase in the number of directors.
             remaining trustee, subject to the
             provisions of the 1940 Act, and         Under the By-Laws, directors may
             shall, as soon as practicable, fill all increase or decrease their number;
             of the vacancies on the board.          if the number is increased, the
             Thereupon, the investment adviser       added directors may be elected by a
             shall resign as trustee and a           majority of directors in office. For
             shareholders' meeting shall be          other vacancies, the directors thenin
             called to elect trustees.               office (though less than quorum)

                      Delaware Statutory Trust                   Maryland Corporation
                      ------------------------                   --------------------

                                                        shall continue to act and may by
                                                        majority vote fill any vacancy until
                                                        the next meeting of stockholders,
                                                        subject to the 1940 Act.
                                                        The number of directors may also
                                                        be increased or decreased by vote
                                                        of stockholders at any meeting
                                                        called for the purpose and if the
                                                        vote is to increase the number,
                                                        stockholders will vote by plurality
                                                        to elect the directors to fill the new
                                                        vacancies as well as any then
                                                        existing vacancies. The By-Laws
                                                        further provide that "[a]ny vacancy
                                                        may be filled by the [s]tockholders
                                                        at any meeting thereof."
Limitation on The Delaware Act explicitly               Effective June 1, 2003, Maryland
Interseries   authorizes limitation on interseries      Law recognized that a Maryland
Liability     liability so that the debts, liabilities, corporation organized as a series
              obligations and expenses incurred,        investment company, could provide
              contracted for or otherwise existing      by charter that: (1) the debts,
              with respect to a particular series of    liabilities, obligations and expenses
              a multiple series DST will be             incurred, contracted for, or
              enforceable only against the assets       otherwise existing with respect to a
              of such series, and not against the       particular class or series are
              general assets of the DST or any          enforceable against the assets
              other series, and, unless otherwise       associated with that class or series
              provided in the governing                 only, and not against the assets of
              instrument of the DST, none of the        the corporation generally or any
              debts, liabilities, obligations and       other class or series of stock; and
              expenses incurred, contracted for or      (2) the debts, liabilities, obligations
              otherwise existing with respect to        and expenses incurred, contracted
              the DST generally or any other            for, or otherwise existing with
              series thereof will be enforceable        respect to the corporation generally
              against the assets of such series.        or associated with any other class or
              This protection will be afforded if:      series are not enforceable against
              (i) the DST separately maintains the      the assets associated with that class
              records and the assets of such series;    or series.
              (ii) notice of the limitation on
              liabilities of the series is set forth in
              the certificate of trust; and (iii) the
              governing instrument so provides.

              The Declaration and certificate of
              trust of the Trust provide for
              limitation on interseries liability.

                             Delaware Statutory Trust                 Maryland Corporation
                             ------------------------                 --------------------
Shareholder Liability Under the Delaware Act, except to      The stockholders of a corporation
                      the extent otherwise provided in the   are not liable for the obligations of
                      governing instrument of a DST,         the corporation.
                      shareholders of a DST are entitled
                      to the same limitation of personal
                      liability extended to shareholders of
                      a private corporation organized for
                      profit under the General
                      Corporation Law of the State of
                      Delaware (such shareholders are
                      generally not liable for the
                      obligations of the corporation).

                      Under the Declaration, shareholders
                      are entitled to the same limitation of
                      personal liability as that extended to
                      shareholders of a private
                      corporation organized for profit
                      under the General Corporation Law
                      of the State of Delaware. However,
                      the board of trustees may cause any
                      shareholder to pay for charges of
                      the trust's custodian or transfer,
                      dividend disbursing, shareholder
                      servicing or similar agent for
                      services provided to such
                      shareholder.

Trustee/Director/     Subject to the provisions in the       Maryland Law requires a director to
Agent Liability       governing instrument, the Delaware     perform his or her duties in good
                      Act provides that a trustee or any     faith, in a manner he or she
                      other person managing the DST,         reasonably believes to be in the best
                      when acting in such capacity, will     interests of the corporation and with
                      not be personally liable to any        the care that an ordinarily prudent
                      person other than the DST or a         person in a like position would use
                      shareholder of the DST for any act,    under similar circumstances. A
                      omission or obligation of the DST      director who performs his or her
                      or any trustee. To the extent that at  duties in accordance with this law or in equity, a trustee has duties standard has no liability to the
                      (including fiduciary duties) and       corporation, its stockholders or to
                      liabilities to the DST and its         third persons by reason of being or
                      shareholders, such duties and          having been a director. A
                      liabilities may be expanded or         corporation may include in its
                      restricted by the governing            charter a provision expanding or
                      instrument.                            limiting the liability of its directors
                                                             and officers for money damages to
                                                             the corporation or its stockholders,
                                                             provided however, that liability
                                                             may not be limited to the extent the
                                                             person has received an improper

                      Delaware Statutory Trust                Maryland Corporation
                      ------------------------                --------------------
                                                      benefit or profit in money, property
                                                      or services or where such person
                                                      has been actively and deliberately
                                                      dishonest.

                The Declaration provides that any     The Charter provides that no
                person who is or was a trustee,       director or officer shall be
                officer, employee or other agent of   personally liable to the Corporation
                the Trust or is or was serving at the or its stockholders for monetary
                request of the Trust as a trustee,    damages except: (i) a director or
                director, officer, employee or other  officer is liable for the amount of
                agent of another corporation,         any improper benefit or profit he or
                partnership, joint venture, trust or  she receives; and (ii) where a
                other enterprise (an "Agent") will    judgment or other final adjudication
                be liable to the Trust and to any     adverse to the director or officer is
                shareholder solely for such Agent's   entered in a proceeding based on a
                own willful misfeasance, bad faith,   finding that such person's action, or
                gross negligence or reckless          failure to act, was the result of
                disregard of the duties involved in   active and deliberate dishonesty and
                the conduct of such Agent (such       was material to the cause of action
                conduct referred to as                adjudicated in the proceeding. The
                "Disqualifying Conduct"). Subject     Charter further provides that no
                to the preceding sentence, Agents     director, officer or other agent of
                will not be liable for any act or     the Corporation ("Corporate
                omission of any other Agent or any    Agent") will be protected from
                investment adviser or principal       liability to the Corporation or its
                underwriter of the Trust. No Agent,   stockholders arising from such
                when acting in such capacity, shall   Corporate Agent's Disqualifying
                be personally liable to any person    Conduct.
                (other than the Trust or its
                shareholders as described above)
                for any act, omission or obligation
                of the Trust or any trustee.

Indemnification Subject to such standards and         Unless limited by its charter,
                restrictions contained in the         Maryland Law requires a
                governing instrument of a DST, the    corporation to indemnify a director
                Delaware Act authorizes a DST to      who has been successful, on the
                indemnify and hold harmless any       elements or otherwise, in the
                trustee, shareholder or other person  defense of any proceeding to which
                from and against any and all claims   such person was a party because of
                and demands.                          such person's service in such
                                                      capacity, against reasonable
                                                      expenses incurred in connection
                                                      with the proceeding.

                                                      Maryland Law permits a
                                                      corporation to indemnify a director,
                                                      officer, employee or agent who is a
                                                      party or threatened to be a party, by

        Delaware Statutory Trust                Maryland Corporation
        ------------------------                --------------------
                                       reason of service in that capacity, to
                                       any threatened, pending or
                                       completed action, suit or
                                       proceeding, against judgments,
                                       penalties, fines, settlements and
                                       reasonable expenses unless it is
                                       established that: (i) the act or
                                       omission of such person was
                                       material to the matter giving rise to
                                       the proceeding, and was committed
                                       in bad faith or was the result of
                                       active and deliberate dishonesty;
                                       (ii) such person actually received an
                                       improper personal benefit; or (iii)
                                       such person had reasonable cause to
                                       believe that the act or omission was
                                       unlawful. However, if the
                                       proceeding is a derivative suit or
                                       was brought by the corporation, the
                                       corporation may not indemnify a
                                       person who has been adjudged to be
                                       liable to the corporation.
                                       Corporations are authorized to
                                       advance payment of reasonable
                                       expenses upon compliance with
                                       certain requirements.

  Pursuant to the Declaration, the     Pursuant to the Charter, the
  Trust will indemnify any Agent       Corporation will indemnify any
  who was or is a party or is          person who is or was a Corporate
  threatened to be made a party to any Agent in any threatened, pending or
  proceeding by reason of such         completed civil, criminal,
  Agent's capacity, against attorneys' administrative or investigative
  fees and other certain expenses,     action, suit or proceeding (other
  judgments, fines, settlements and    than an action by or in the right of
  other amounts incurred in            the Corporation) against expenses
  connection with such proceeding if   (including attorneys' fees),
  such Agent acted in good faith or in judgments, fines and amounts paid
  the case of a criminal proceeding,   in settlement reasonably incurred
  had no reasonable cause to believe   by such person if he or she: (i)
  such Agent's conduct was             acted in good faith; (ii) in a manner
  unlawful. However, there is no       reasonably believed to be in or not
  right to indemnification for any     opposed to the best interests of the
  liability arising from the Agent's   Corporation; and, (iii) with respect
  Disqualifying Conduct. As to any     to any criminal action or
  matter for which such Agent is       proceeding, had no reasonable
  found to be liable in the            cause to believe the conduct was
  performance of such Agent's duty     unlawful. The termination of any
  to the Trust or its shareholders,    action, suit or proceeding by

        Delaware Statutory Trust                 Maryland Corporation
        ------------------------                 --------------------
  indemnification will be made only     judgment, order, settlement,
  to the extent that the court in which conviction, or upon a plea of nolo
  that action was brought determines    contendere or its equivalent, will
  that in view of all the circumstances not, of itself, create a presumption of the case, the Agent was not liable that any person did not act in the
  by reason of such Agent's             above manner.
  Disqualifying Conduct. Note that
  the Securities Act of 1933, as        In addition, the Charter provides
  amended (the "1933 Act"), in the      that the Corporation will indemnify
  opinion of the U.S. Securities and    any person who is or was a
  Exchange Commission ("SEC"),          Corporate Agent in any threatened,
  and the 1940 Act also limit the       pending or completed action or suit
  ability of the Trust to indemnify an  by or in the right of the Corporation
  Agent.                                to procure a judgment in its favor
                                        against expenses (including
  Expenses incurred by an Agent in      attorneys' fees) reasonably incurred
  defending any proceeding may be       by such person in connection with
  advanced by the Trust before the      the defense or settlement of such
  final disposition of the proceeding   action or suit if he or she: (i) acted
  on receipt of an undertaking by or    in good faith; and (ii) in a manner
  on behalf of the Agent to repay the   reasonably believed to be in or not
  amount of the advance if it is        opposed to the best interests of the
  ultimately determined that the        Corporation. However, no
  Agent is not entitled to              Corporate Agent will be
  indemnification by the Trust.         indemnified under this provision
                                        where such person has been
                                        adjudged to be liable for negligence
                                        or misconduct in the performance
                                        of his or her duty to the
                                        Corporation, unless: (i) the court
                                        determines that, despite the
                                        adjudication of liability but in view
                                        of all the circumstances of the case,
                                        such person is fairly and reasonably
                                        entitled to indemnity for such
                                        expenses; and (ii) such Corporate
                                        Agent is not found to be grossly
                                        negligent in the performance of his
                                        or her duty to the Corporation and/
                                        or adjudged to be liable by reason
                                        of his or her willful misconduct.

                                        Unless ordered by a court, the
                                        Corporation will indemnify a
                                        Corporate Agent only if, based
                                        upon the opinion of independent
                                        legal counsel, it is determined that
                                        indemnification of the Corporate
                                        Agent is proper in the
                                        circumstances. However, no

  Delaware Statutory Trust          Maryland Corporation
  ------------------------          --------------------
                           Corporate Agent will be protected
                           from liability to the Corporation or
                           its stockholders arising from such
                           Corporate Agent's Disqualifying
                           Conduct. Note that the 1933 Act, in
                           the opinion of the SEC, and the
                           1940 Act also limit the ability of the
                           Corporation to indemnify Corporate
                           Agents.

                           The Charter permits the
                           Corporation to pay expenses
                           incurred in defending a civil or
                           criminal action, suit or proceeding
                           in advance of the final disposition
                           as authorized by the board of
                           directors provided that: (i) advances
                           are limited to amounts used for the
                           preparation or presentation of a
                           defense; (ii) advances are
                           accompanied by a written promise
                           by, or on behalf of, the person in
                           question to repay that amount of the
                           advance which exceeds the amount
                           which it is ultimately determined
                           that he or she is entitled to receive
                           from the Corporation by reason of
                           indemnification; (iii) such promise
                           is secured by a surety bond or other
                           suitable insurance; and (iv) such
                           surety bond or other insurance is
                           paid for by the person in question.

                           The By-Laws provide that the
                           Corporation will indemnify its: (i)
                           directors to the fullest extent that
                           indemnification of directors is
                           permitted by Maryland Law; (ii)
                           officers to the same extent as its
                           directors and to such further extent
                           as is consistent with law; and (iii)
                           directors and officers who, while
                           serving as directors or officers, also
                           serve at the request of the
                           Corporation as a director, officer,
                           partner, trustee, employee, agent or
                           fiduciary of another corporation,
                           partnership, joint venture, trust,
                           other enterprise or employee benefit
                           plan to the fullest extent consistent

                 Delaware Statutory Trust                 Maryland Corporation
                 ------------------------                 --------------------
                                                 with law. This indemnification (and
                                                 other rights) provided by the By-
                                                 Laws will continue as to persons
                                                 who have ceased to be a director or
                                                 officer, and will inure to the benefit
                                                 of the heirs, executors and
                                                 administrators of such persons, but
                                                 such persons will not be protected
                                                 against any liability to the
                                                 Corporation or its stockholders
                                                 arising from his or her
                                                 Disqualifying Conduct. The
                                                 Corporation may indemnify and
                                                 advance reasonable expenses to its
                                                 employees and agents who are not
                                                 officers or directors of the
                                                 Corporation as may be provided by
                                                 the board of directors or by
                                                 contract, subject to any limitations
                                                 imposed by the 1940 Act. The By-
                                                 Laws permit the board of directors
                                                 to make such additional provisions
                                                 for the indemnification and
                                                 advancement of expenses to
                                                 directors, officers, employees and
                                                 agents, as are consistent with the
                                                 law. The indemnification provided
                                                 by the By-Laws is not exclusive of
                                                 any other right, with respect to
                                                 indemnification or otherwise, to
                                                 which those seeking
                                                 indemnification may be entitled
                                                 under any insurance or other
                                                 agreement or resolution of
                                                 stockholders or disinterested
                                                 directors or otherwise.

Insurance The Delaware Act is silent as to the   Under Maryland Law, a corporation
          right of a DST to purchase             may purchase insurance on behalf
          insurance on behalf of its trustees or of any person who is or was a
          other persons.                         director, officer, employee or agent
                                                 against any liability asserted against
                                                 and incurred by such person in any
                                                 such capacity whether or not the
                                                 corporation would have the power
                                                 to indemnify such person against
                                                 such liability.

                           Delaware Statutory Trust                Maryland Corporation
                           ------------------------                --------------------
                     However, as the policy of the         The Charter authorizes the
                     Delaware Act is to give maximum       Corporation to purchase and
                     effect to the principle of freedom of maintain insurance on behalf of any contract and to the enforceability of Corporate Agent against any
                     governing instruments, the            liability asserted against such
                     Declaration authorizes the board of   person and incurred by such person
                     trustees, to the fullest extent       in any such capacity arising out of
                     permitted by applicable law, to       his or her status as such. However,
                     purchase with Trust assets,           in no event will the Corporation
                     insurance for liability and for all   purchase insurance to indemnify
                     expenses of an Agent in connection    any Corporate Agent for any act for
                     with any proceeding in which such     which the Corporation itself is not
                     Agent becomes involved by virtue      permitted to indemnify him or her.
                     of such Agent's actions, or
                     omissions to act, in its capacity or  The By-Laws authorize the
                     former capacity with the Trust,       Corporation to purchase insurance
                     whether or not the Trust would        on behalf of any person who is or
                     have the power to indemnify such      was a director, officer, employee or
                     Agent against such liability.         agent or who, while a director,
                                                           officer, employee, or agent of the
                                                           Company, is or was serving at the
                                                           request of the Company as a
                                                           director, officer, partner, trustee,
                                                           employee, or agent of another
                                                           foreign or domestic corporation,
                                                           partnership, joint venture, trust,
                                                           other enterprise, or employee
                                                           benefit plan against any liability
                                                           asserted against and incurred by
                                                           such person in any such capacity.
                                                           However, no insurance may be
                                                           purchased which would indemnify
                                                           any director or officer against any
                                                           liability to the Corporation or its
                                                           stockholders arising from such
                                                           person's Disqualifying Conduct.

Shareholder Right of Under the Delaware Act, except to     Under Maryland Law, a
Inspection           the extent otherwise provided in the  stockholder may inspect, during
                     governing instrument and subject to   usual business hours, the
                     reasonable standards established by   corporation's by-laws, stockholder
                     the trustees, each shareholder has    proceeding minutes, annual
                     the right, upon reasonable demand     statements of affairs and voting
                     for any purpose reasonably related    trust agreements. In addition,
                     to the shareholder's interest as a    stockholders who have individually
                     shareholder, to obtain from the DST   or together been holders of at least
                     certain information regarding the     5% of the outstanding stock of any
                     governance and affairs of the DST.    class for at least 6 months, may
                                                           inspect and copy the corporation's
                                                           books of account, its stock ledger
                                                           and its statement of affairs.

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------
                   To the extent permitted by             The Charter grants stockholders
                   Delaware law and the By-Laws, a        inspection rights only to the extent
                   shareholder, upon reasonable           provided by Maryland Law. Such
                   written demand to the Trust for any    rights are subject to reasonable
                   purpose reasonably related to such     regulations of the board of directors
                   shareholder's interest as a            not contrary to Maryland Law.
                   shareholder, may inspect certain
                   information as to the governance
                   and affairs of the Trust during
                   regular business hours. However,
                   reasonable standards governing,
                   without limitation, the information
                   and documents to be furnished and
                   the time and location of furnishing
                   the same, will be established by the
                   board or any officer to whom such
                   power is delegated in the By-Laws.
                   In addition, as permitted by the
                   Delaware Act, the By-Laws also
                   authorize the board or an officer to
                   whom the board delegates such
                   powers to keep confidential from
                   shareholders for such period of time
                   as deemed reasonable any
                   information that the board or such
                   officer in good faith believes would
                   not be in the best interest of the
                   Trust to disclose or that could
                   damage the Trust or that the Trust is
                   required by law or by agreement
                   with a third party to keep
                   confidential.

Derivative Actions Under the Delaware Act, a              Under Maryland Law, in order to
                   shareholder may bring a derivative     bring a derivative action, a
                   action if trustees with authority to   stockholder (or his or her
                   do so have refused to bring the        predecessor if he or she became a
                   action or if a demand upon the         stockholder by operation of law)
                   trustees to bring the action is not    must be a stockholder (a) at the
                   likely to succeed. A shareholder       time of the acts or omissions
                   may bring a derivative action only     complained about, (b) at the time
                   if the shareholder is a shareholder at the action is brought, and (c) until
                   the time the action is brought and:    the completion of the litigation. A
                   (i) was a shareholder at the time of   derivative action may be brought by
                   the transaction complained about or    a stockholder if (i) a demand upon
                   (ii) acquired the status of            the board of directors to bring the
                   shareholder by operation of law or     action is improperly refused or (ii) a
                   pursuant to the governing              request upon the board of directors
                   instrument from a person who was       would be futile.

                         Delaware Statutory Trust               Maryland Corporation
                         ------------------------               --------------------
                   a shareholder at the time of the
                   transaction. A shareholder's right to
                   bring a derivative action may be
                   subject to such additional standards
                   and restrictions, if any, as are set
                   forth in the governing instrument.

                   The Declaration provides that,        Under Maryland Law, a director of
                   subject to the requirements set forth an investment company who "is not
                   in the Delaware Act, a shareholder    an interested person, as defined by
                   may bring a derivative action on      the 1940 Act, shall be deemed to be
                   behalf of the Trust only if the       independent and disinterested when
                   shareholder first makes a pre-suit    making any determination or taking
                   demand upon the board of trustees     any action as a director."
                   to bring the subject action unless an
                   effort to cause the board of trustees
                   to bring such action is excused. A
                   demand on the board of trustees
                   shall only be excused if a majority
                   of the board of trustees, or a
                   majority of any committee
                   established to consider the merits of
                   such action, has a material personal
                   financial interest in the action at
                   issue. A trustee shall not be deemed
                   to have a material personal financial
                   interest in an action or otherwise be
                   disqualified from ruling on a
                   shareholder demand by virtue of the
                   fact that such trustee receives
                   remuneration from his service on
                   the board of trustees of the Trust or
                   on the boards of one or more
                   investment companies with the
                   same or an affiliated investment
                   adviser or underwriter.

Management         The Trust is an open-end              The Corporation is an open-end
Investment Company management investment company         management investment company
Classification     under the 1940 Act (i.e., a           under the 1940 Act (i.e., a
                   management investment company         management investment company
                   whose securities are redeemable).     whose securities are redeemable).

                                   EXHIBIT C

  FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS PROPOSED TO BE AMENDED OR
                                  ELIMINATED

                  CURRENT
                  POLICY/               CURRENT
                RESTRICTION           FUNDAMENTAL                  PROPOSED FUNDAMENTAL
PROPOSAL OR      NUMBER &          INVESTMENT POLICY/                   INVESTMENT
SUB-PROPOSAL      SUBJECT             RESTRICTION                      RESTRICTION
------------ ----------------- --------------------------- -------------------------------------
     3a      Preamble and 3.   Each Fund may not:          Each Fund may not:
             (Diversification)
                               Invest more than 5% of its  Purchase the securities of any one total assets in securities  issuer (other than the U.S.
                               issued by any one company   government or any of its agencies
                               or government, exclusive of or instrumentalities or securities of
                               U.S. government securities. other investment companies,
                                                           whether registered or excluded
                               Purchase more than 10% of   from registration under Section
                               any class of securities of  3(c) of the 1940 Act) if
                               any one company,            immediately after such investment
                               including more than 10% of  (a) more than 5% of the value of
                               its outstanding voting      the Fund's total assets would be
                               securities.                 invested in such issuer or (b) more
                                                           than 10% of the outstanding
                                                           voting securities of such issuer
                                                           would be owned by the Fund,
                                                           except that up to 25% of the value
                                                           of the Fund's total assets may be
                                                           invested without regard to such
                                                           5% and 10% limitations.

               CURRENT
               POLICY/               CURRENT
             RESTRICTION           FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PROPOSAL OR   NUMBER &          INVESTMENT POLICY/                    INVESTMENT
SUB-PROPOSAL   SUBJECT             RESTRICTION                       RESTRICTION
------------ ------------ ------------------------------ ------------------------------------
     4       Preamble     [Templeton] World Fund         Proposed to be Eliminated.
             (Fundamental seeks to achieve its
             Investment   investment goal of long-       Note: Each Fund will continue to
             Policies)    term capital growth through    be subject to (1) the current
                          a flexible policy of investing requirements of the 1940 Act and
                          in stocks and debt             related regulations, including, for
                          obligations of companies       example, regulations pertaining to
                          and governments of any         investing 80% of a fund's assets
                          nation. Although the Fund      in investments that are suggested
                          generally invests in common    by the fund's name; and (2) the
                          stock, it may also invest in   non-fundamental investment
                          preferred stocks and certain   policies and strategies currently
                          debt securities (which may     described in each Fund's
                          include structured             prospectus and statement of
                          investments, as described      additional information, including
                          under "Goal, Strategies and    non-fundamental policies and
                          Risks--Structured              strategies relating to (a)
                          investments"/1/), rated or     investments in equity and debt
                          unrated, such as convertible   securities and depositary receipts,
                          bonds and bonds selling at a   and (b) the use of temporary
                          discount. Under normal         defensive measures.
                          market conditions, each
                          Fund will invest at least      Note: In place of each Fund's
                          65% of its total assets in     policy against investing more than
                          issuers domiciled in at least  10% of its assets in securities with
                          three different nations (one   a limited trading market, the
                          of which may be the U.S.).     Board has adopted the non-
                          Whenever, in the judgment      fundamental Illiquid Securities
                          of the [Investment             Restriction, consistent with the
                          Manager], market or            SEC Staff's current position on
                          economic conditions            illiquid securities, which prohibits
                          warrant, the Fund may, for     each Fund from investing more
                          temporary defensive            than 15% of its net assets in
                          purposes, invest without       illiquid securities.
                          limit in U.S. government
                          securities, bank time
                          deposits in the currency of
                          any major nation and
                          commercial paper meeting
                          the quality ratings set forth
                          under "Goal, Strategies and
                          Risks--Temporary
                          investments,"/2/ and purchase
                          from banks or broker-
                          dealers Canadian or U.S.
                          government securities with a

               CURRENT
               POLICY/               CURRENT
             RESTRICTION           FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PROPOSAL OR   NUMBER &          INVESTMENT POLICY/                    INVESTMENT
SUB-PROPOSAL   SUBJECT             RESTRICTION                       RESTRICTION
------------ ------------ ------------------------------ ------------------------------------
                          simultaneous agreement by
                          the seller to repurchase them
                          within no more than seven
                          days at the original purchase
                          price plus accrued interest. .
                          . . The Fund may not invest
                          more than 10% of its assets
                          in securities with a limited
                          trading market.

     4       Preamble     The [Templeton] Foreign        Proposed to be Eliminated.
             (Fundamental Fund seeks to achieve its
             Investment   investment goal of long-       Note: Each Fund will continue to
             Policies)    term capital growth through    be subject to (1) the current
                          a flexible policy of           requirements of the 1940 Act and
                          investing in stocks and debt   related regulations, including, for
                          obligations of companies       example, regulations pertaining to
                          outside the U.S. Although      investing 80% of a fund's assets
                          the Fund generally invests     in investments that are suggested
                          in common stock, it may        by the fund's name; and (2) the
                          also invest in preferred       non-fundamental investment
                          stocks and certain debt        policies and strategies currently
                          securities (which may          described in each Fund's
                          include structured             prospectus and statement of
                          investments), rated or         additional information, including
                          unrated, such as convertible   non-fundamental policies and
                          bonds and bonds selling at     strategies relating to (a)
                          a discount. Whenever, in       investments in equity and debt
                          the judgment of the            securities and depositary receipts,
                          [Investment Manager],          and (b) the use of temporary
                          market or economic             defensive measures.
                          conditions warrant, the
                          Fund may, for temporary        Note: In place of each Fund's
                          defensive purposes, invest     policy against investing more than
                          without limit in U.S.          10% of its assets in securities with
                          government securities, bank    a limited trading market, the
                          time deposits in the           Board has adopted the non-
                          currency of any major          fundamental Illiquid Securities
                          nation and commercial          Restriction, consistent with the
                          paper meeting the quality      SEC Staff's current position on
                          ratings set forth under        illiquid securities, which prohibits
                          "Goal, Strategies and          each Fund from investing more
                          Risks--Temporary               than 15% of its net assets in
                          investments,"/2/ and           illiquid securities.
                          purchase from banks or
                          broker-dealers Canadian or

                  CURRENT
                  POLICY/                 CURRENT
                RESTRICTION             FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PROPOSAL OR      NUMBER &            INVESTMENT POLICY/                    INVESTMENT
SUB-PROPOSAL      SUBJECT               RESTRICTION                       RESTRICTION
------------ ----------------- ------------------------------ -------------------------------------
                               U.S. government securities
                               with a simultaneous
                               agreement by the seller to
                               repurchase them within no
                               more than seven days at the
                               original purchase price plus
                               accrued interest. The Fund
                               may purchase sponsored or
                               unsponsored [American
                               Depositary Receipts,
                               European Depositary
                               Receipts and Global
                               Depositary Receipts]. . . .
                               The Fund may not invest
                               more than 10% of its assets
                               in securities with a limited
                               trading market.

     3b      1. (Real Estate)  Each Fund may not:             Each Fund may not:

                               Invest in real estate or       Purchase or sell real estate unless
                               mortgages on real estate       acquired as a result of ownership
                               (although each Fund may        of securities or other instruments
                               invest in marketable           and provided that this restriction
                               securities secured by real     does not prevent the Fund from
                               estate or interests therein or purchasing or selling securities
                               issued by companies or         secured by real estate or interests
                               investment trusts which        therein or securities of issuers that
                               invest in real estate or       invest, deal or otherwise engage
                               interests therein).            in transactions in real estate or
                                                              interests therein.

     4       1. (Investment in Each Fund may not:             Proposed to be Eliminated.
             Other Open-End
             Investment        Invest in other open-end       Note: The Fund will still be
             Companies)        investment companies.          subject to the restrictions of
                                                              (S) 12(d) of the 1940 Act, or any
                                                              rules or exemptions or
                                                              interpretations thereunder that
                                                              may be adopted, granted or issued
                                                              by the SEC, which restrict an
                                                              investment company's
                                                              investments in other investment
                                                              companies.

                 CURRENT
                 POLICY/                 CURRENT
               RESTRICTION             FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PROPOSAL OR     NUMBER &            INVESTMENT POLICY/                    INVESTMENT
SUB-PROPOSAL     SUBJECT               RESTRICTION                       RESTRICTION
------------ ---------------- ------------------------------- ----------------------------------
     4       1. (Oil and Gas  Each Fund may not:              Proposed to be Eliminated.
             Programs)
                              Invest in interests (other
                              than debentures or equity
                              stock interests) in oil, gas or
                              other mineral exploration or
                              development programs.

     3c      1. (Commodities) Each Fund may not:              Each Fund may not:

                              Purchase or sell commodity      Purchase or sell physical
                              contracts, except that          commodities, unless acquired as a
                              [Templeton] World Fund          result of ownership of securities
                              may purchase or sell stock      or other instruments and provided
                              index futures contracts.        that this restriction does not
                                                              prevent the Fund from engaging
                                                              in transactions involving
                                                              currencies and futures contracts
                                                              and options thereon or investing
                                                              in securities or other instruments
                                                              that are secured by physical
                                                              commodities.

     4       2. (Management   Each Fund may not:              Proposed to be Eliminated.
             Ownership of
             Securities)      Purchase or retain securities
                              of any company in which
                              directors or officers of [the
                              Company] or of the
                              [Investment Manager],
                              individually owning more
                              than  1/2 of 1% of the
                              securities of such company,
                              in the aggregate own more
                              than 5% of the securities of
                              such company.

     4       3. (Control)     Each Fund may not:              Proposed to be Eliminated.

                              Invest in any company for       Note: Each Fund will be subject
                              the purpose of exercising       to the fundamental investment
                              control or management.          restriction regarding
                                                              diversification of investments
                                                              described in Sub-Proposal 3a
                                                              above.

                  CURRENT
                  POLICY/                CURRENT
                RESTRICTION            FUNDAMENTAL                   PROPOSED FUNDAMENTAL
PROPOSAL OR      NUMBER &           INVESTMENT POLICY/                    INVESTMENT
SUB-PROPOSAL      SUBJECT              RESTRICTION                       RESTRICTION
------------ ----------------- ----------------------------- -------------------------------------
     3d      4. (Underwriting) Each Fund may not:            Each Fund may not:

                               Act as an underwriter.        Act as an underwriter except to the
                                                             extent the Fund may be deemed to
                                                             be an underwriter when disposing
                                                             of securities it owns or when
                                                             selling its own shares.

     3e      4. (Senior        Each Fund may not:            Each Fund may not:
             Securities)
                               Issue senior securities.      Issue senior securities, except to
                                                             the extent permitted by the 1940
                                                             Act or any rules, exemptions or
                                                             interpretations thereunder that
                                                             may be adopted, granted or issued
                                                             by the SEC.

     4       4. (Purchase      Each Fund may not:            Proposed to be Eliminated.
             Securities on
             Margin, Short     Purchase on margin or sell    Note: Each Fund will still be
             Sales and Write,  short; write, buy or sell     subject to the fundamental
             Buy or Sell       puts, calls, straddles or     investment restriction on issuing
             Options)          spreads (but [Templeton]      senior securities described in Sub-
                               World Fund may make           Proposal 3e above.
                               margin payments in
                               connection with, and
                               purchase and sell, stock
                               index futures contracts and
                               options on securities
                               indices).

     3f      5. (Lending)      Each Fund may not:            Each Fund may not:

                               Loan money apart from the     Make loans to other persons except
                               purchase of a portion of an   (a) through the lending of its
                               issue of publicly distributed portfolio securities, (b) through the
                               bonds, debentures, notes      purchase of debt securities, loan
                               and other evidences of        participations and/or engaging in
                               indebtedness, although the    direct corporate loans in
                               Funds may buy from a bank     accordance with its investment
                               or broker-dealer U.S.         goals and policies, and (c) to the
                               government obligations        extent the entry into a repurchase
                               with a simultaneous           agreement is deemed to be a loan.
                               agreement by the seller to    The Fund may also make loans to
                               repurchase them within no     other investment companies to the
                               more than seven days at the   extent permitted by the 1940 Act
                               original purchase price plus  or any rules or exemptions or
                               accrued interest.             interpretations thereunder that may
                                                             be adopted, granted or issued by
                                                             the SEC.

                 CURRENT
                 POLICY/               CURRENT
               RESTRICTION           FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR     NUMBER &          INVESTMENT POLICY/                  INVESTMENT
SUB-PROPOSAL     SUBJECT             RESTRICTION                     RESTRICTION
------------ --------------- ----------------------------- ---------------------------------
     3g      6. (Borrowing ) Each Fund may not:            Each Fund may not:

                             Borrow money for any          Borrow money, except to the
                             purpose other than            extent permitted by the 1940 Act
                             redeeming its shares or       or any rules, exemptions or
                             purchasing its shares for     interpretations thereunder that
                             cancellation, and then only   may be adopted, granted or issued
                             as a temporary measure up     by the SEC.
                             to an amount not exceeding
                             5% of the value of its total
                             assets; or pledge, mortgage
                             or hypothecate its assets for
                             any purpose other than to
                             secure such borrowings,
                             and then only up to such
                             extent not exceeding 10%
                             of the value of its total
                             assets as the board of
                             directors may by resolution
                             approve. As an operating
                             policy approved by the
                             board, neither Fund will
                             pledge, mortgage or
                             hypothecate its assets to the
                             extent that at any time the
                             percentage of pledged
                             assets plus the sales
                             commission will exceed
                             10% of the offering price of
                             the shares of a Fund. (For
                             purposes of this restriction,
                             collateral arrangements by
                             [Templeton] World Fund
                             with respect to margin for a
                             stock index futures contract
                             are not deemed to be a
                             pledge of assets.)

     4       7. (Three Years Each Fund may not:            Proposed to be Eliminated.
             of Company
             Operation)      Invest more than 5% of the
                             value of a Fund's total
                             assets in securities of
                             issuers which have been in
                             continuous operation less
                             than three years.

                CURRENT
                POLICY/                CURRENT
              RESTRICTION            FUNDAMENTAL                  PROPOSED FUNDAMENTAL
PROPOSAL OR    NUMBER &           INVESTMENT POLICY/                   INVESTMENT
SUB-PROPOSAL    SUBJECT              RESTRICTION                      RESTRICTION
------------ -------------- ------------------------------ ----------------------------------

     4       8. (Warrants)  Each Fund may not:             Proposed to be Eliminated.

                            Invest more than 5% of a
                            Fund's total assets in
                            warrants, whether or not
                            listed on the New York
                            Stock Exchange or
                            American Stock Exchange,
                            including no more than 2%
                            of its total assets which
                            may be invested in warrants
                            that are not listed on those
                            exchanges. Warrants
                            acquired by a Fund in units
                            or attached to securities are
                            not included in this
                            restriction. This restriction
                            does not apply to options
                            on securities indices.

     4       9. (Unlisted   Each Fund may not:             Proposed to be Eliminated.
             Foreign
             Securities and Invest more than 15% of a      Note: The Board has adopted the
             Restricted     Fund's total assets in         non-fundamental Illiquid
             Securities)    securities of foreign issuers  Securities Restriction, consistent
                            which are not listed on a      with the SEC Staff's current
                            recognized U.S. or foreign     position on illiquid securities,
                            securities exchange,           which prohibits the Fund from
                            including no more than         investing more than 15% of its net
                            10% of its total assets        assets in illiquid securities.
                            (including warrants) which
                            may be invested in
                            securities with a limited
                            trading market. A Fund's
                            position in the latter type of
                            securities may be of such
                            size as to affect adversely
                            their liquidity and
                            marketability and a Fund
                            may not be able to dispose
                            of its holdings in these
                            securities at the current
                            market price.

                CURRENT
                POLICY/               CURRENT
              RESTRICTION           FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR    NUMBER &          INVESTMENT POLICY/                  INVESTMENT
SUB-PROPOSAL    SUBJECT             RESTRICTION                     RESTRICTION
------------ -------------- ---------------------------- ----------------------------------
     3h      10. (Industry  Each Fund may not:           Each Fund may not:
             Concentration)
                            Invest more than 25% of a    Invest more than 25% of its net
                            Fund's total assets in a     assets in securities of issuers in
                            single industry.             any one industry (other than
                                                         securities issued or guaranteed by
                                                         the U.S. government or any of its
                                                         agencies or instrumentalities or
                                                         securities of other investment
                                                         companies).

     4       11. ("Letter"  Each Fund may not:           Proposed to be Eliminated.
             Stocks)
                            Invest in "letter stocks" or Note: The Board has adopted the
                            securities on which there    non-fundamental Illiquid
                            are any sales restrictions   Securities Restriction, consistent
                            under a purchase             with the SEC Staff's current
                            agreement.                   position on illiquid securities,
                                                         which prohibits the Fund from
                                                         investing more than 15% of its net
                                                         assets in illiquid securities.

     4       12. (Joint     Each Fund may not:           Proposed to be Eliminated.
             Accounts)
                            Participate on a joint or a
                            joint and several basis in
                            any trading account in
                            securities (See "Portfolio
                            Transactions" as to
                            transactions in the same
                            securities for the Funds,
                            other clients and/or other
                            mutual funds within
                            Franklin Templeton
                            Investments.)/3/.

--------
/1/  This disclosure reads as follows:

   STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

   The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Funds' assets that may be used for borrowing activities.

   Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940 Act). As a result, each Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds' restrictions on investments in illiquid securities.

/2/  This disclosure reads as follows:

   TEMPORARY INVESTMENTS When the [Investment Manager] believes market or economic conditions are unfavorable for investors, the [Investment Manager] may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

   Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and
   (4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the [Investment Manager] also may invest the Fund's assets in shares of one or more money market funds managed by the [Investment Manager] or its affiliates. The [Investment Manager] also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

/3/ This disclosure states that if purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the [Investment Manager] are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the [Investment Manager], taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.

                                                              TLTFI PROXY 10/03









PROXY                                                                   PROXY

                              TEMPLETON FUNDS, INC.
                              TEMPLETON WORLD FUND
                             TEMPLETON FOREIGN FUND

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 15, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and ROBERT C. ROSSELOT, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton World Fund and Templeton Foreign Fund (each a "Fund" and together, the "Funds"), each a series of Templeton Funds, Inc. (the "Company"), that the undersigned is entitled to vote at the Funds' Special Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 10:00 a.m., Eastern time, on the 15th day of December 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING EIGHT (8) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                        VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866-241-6192

                        CONTROL NUMBER: 999 9999 9999 999

                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.



                        ------------------------------------------------------
                        Signature


                        ------------------------------------------------------
                        Signature


                        -----------------------------------------------, 2003
                        Dated                                     TFI, 13522B


                        I PLAN TO ATTEND THE MEETING.   YES      NO
                                                        [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)

PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.



PROPOSAL 1 - To elect a Board of Directors of the Company:

01 Harris J. Ashton    05 Betty P. Krahmer    09 Constantine D. Tseretopoulos     FOR all nominees       WITHHOLD AUTHORITY
02 Frank J. Crothers   06 Gordon S. Macklin   10 Nicholas F. Brady                listed (except as       to vote for all
03 S. Joseph Fortunato 07 Fred R. Millsaps    11 Charles B. Johnson              marked to the left)      nominees listed
04 Edith E. Holiday    08 Frank A. Olson      12 Rupert H. Johnson, Jr.                [ ]                      [ ]

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.


-------------------------------------------------------------------------



PROPOSAL 2 - To approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Company from a Maryland corporation to a Delaware statutory trust.

               FOR               AGAINST             ABSTAIN
               [ ]                 [  ]               [  ]


PROPOSAL 3 - To approve amendments to certain of each Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

          Sub-Proposal 3a  To amend each Fund's fundamental investment restriction regarding diversification of investments.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3b  To amend each Fund's fundamental investment restriction regarding investments in real estate.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3c  To amend each Fund's  fundamental  investment restriction regarding investments in commodities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3d  To amend each Fund's fundamental investment restriction regarding underwriting.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3e  To amend each Fund's fundamental  investment restriction regarding issuing senior securities.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3f  To amend each Fund's  fundamental  investment restriction regarding lending.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3g  To amend each Fund's fundamental investment restriction regarding borrowing.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

          Sub-Proposal 3h  To amend each Fund's fundamental investment restriction regarding industry concentration.

                          FOR           AGAINST          ABSTAIN
                          [ ]            [  ]             [  ]

PROPOSAL 4 - To approve the elimination of certain of each Fund's fundamental investment policies and restrictions.

               FOR              AGAINST               ABSTAIN
               [ ]               [ ]                    [ ]



           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY